UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2015

Fixed Income Alternatives Funds
Fixed Income Macro Strategies
Long Short Credit Strategies

Goldman Sachs Fixed Income Alternatives Funds

■	FIXED INCOME MACRO STRATEGIES FUND

■	LONG SHORT CREDIT STRATEGIES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	5

Schedule of Investments	19

Financial Statements	46

Financial Highlights	50

Notes to Financial Statements	54

Report of Independent Auditor	76

Other Information	77

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

Loss of money is a risk of investing in a Fund. The investment program of a Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. A Fund should not be relied upon as a complete investment program. A Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of a Fund will be achieved. Moreover, certain investment techniques which a Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of a Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of a Fund will be exercised in a manner that is successful or that is not adverse to the Fund.

The Goldman Sachs Fixed Income Macro Strategies Fund engages in alternative investment techniques not employed by traditional mutual funds, including leverage, shorting and other investment practices that are extremely speculative and involve a high degree of risk. Such practices may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested.

The Fund seeks “absolute returns” in all markets. Absolute return funds are not designed to outperform stocks and bonds during periods of strong market rallies.

The Fund invests primarily in fixed income investments, including but not limited to: U.S. and foreign investment grade and non-investment grade fixed income investments (commonly known as “junk bonds”), U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities, as well as pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The Fund also gains exposure to the commodities markets by investing in commodity index-linked structured notes and in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity index-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments can have greater price volatility, are less liquid and present greater risks (including risks of default) than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

In addition, the Fund’s NAV may fluctuate substantially over time. Because the Fund attempts to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets, the Fund’s performance may potentially be lower than the returns of the broader stock market. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

The Goldman Sachs Long Short Credit Strategies Fund invests primarily in credit related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in non-investment grade securities (commonly known as “junk bonds”), including without limitation distressed securities, special situation investments and collateralized loan obligations. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund will opportunistically seek short exposures to credit related instruments through the use of derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices). Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Taking short positions may involve leverage of the Fund’s assets and presents various other risks. Losses on short positions may be disproportionate, may exceed the amount invested, and, with respect to certain instruments (e.g., equities, swap options) may be unlimited. Foreign securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

What Differentiates Goldman Sachs’ Fixed Income Macro Strategies Fund Investment Process?

The Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) seeks to generate long-term absolute return. Changes in global fixed income and currency markets have created opportunities for generating attractive returns through fixed income alternative and unconstrained investment strategies.

Our investment process seeks to create excess returns by:

■	Adopting a global perspective to compare and contrast investment opportunities around the world

■	Employing eight specialist strategy teams that each conduct very detailed fundamental and quantitative research in their search for attractive investments

■	Capturing the value in the inherent diversification benefits among the different investment strategies

■	Using a disciplined risk-management approach to implement the strategy

We believe the following characteristics drive the implementation and execution of the Fund’s investment process:

■	The Fund invests in a portfolio of fixed income, currency, and commodities in an attempt to generate returns different from traditional asset classes.

■	Alternative investments do not necessarily move in tandem with traditional asset classes, such as stocks, bonds and credit. By adding them to the portfolio the Fund seeks to enhance its overall risk/return profile of its investors.

■	The Fund seeks to generate returns in up and down markets when asset classes are in or out of favor.

■	The Fund employs alternative investment techniques — such as hedging, leverage and shorting that may provide an opportunity for the Fund to achieve its goal of absolute returns.

■	We have over 280 investment professionals covering multiple sectors of the global fixed income market who are focused on finding investment ideas for our portfolio.

■	The senior professionals on the team have an average of over 20 years of investment experience through multiple market cycles.

PORTFOLIO RESULTS

Goldman Sachs Fixed Income Macro Strategies Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Fixed Income Macro Strategies Fund’s (the “Fund”) performance and positioning for the one-year period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -8.00%, -7.97%, -7.89%, -7.85% and -7.93%, respectively. These returns compare to the 0.25% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) during the same time period.

Because the composition of the Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various fixed income, currency and commodities instruments), references to the Index are for informational purposes only and are not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the fixed income market as a whole during the Reporting Period?

A	When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Most fixed income sectors generated positive returns, with emerging markets debt and non-agency mortgage- backed securities leading gains. Investors focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Emerging markets debt overall appeared to benefit from investment flows diverted from Russia. Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 economic contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending.

During the third calendar quarter, spread sectors retreated. High yield corporate bonds and emerging markets debt led underperformance, as geopolitical tensions surrounding Russia and the Middle East weighed on risk sentiment. In the Eurozone, the ECB implemented further easing measures in the form of interest rate cuts and targeted long-term financial operations, and announced plans to start purchasing asset-backed securities as a result of persistently low inflation and weak economic growth. U.S. economic data was generally strong, suggesting an above-trend pace of growth, leading the Federal Reserve (the “Fed”) to shift up its forecasts for the future path of U.S. interest rates. Meanwhile, the U.S. dollar saw its best quarter in more than six years, driven predominantly by market views on global economic divergence — improving U.S. economic data reinforced views about stronger U.S. growth, while the faltering Japanese and Eurozone economies suggested continued weakness.

Spread sectors declined overall during the fourth quarter of 2014. High yield corporate bonds and emerging markets debt were weakest, as falling oil prices heightened market volatility and sparked a flight to quality. At the same time, global economic divergence continued. In the U.S., the economy improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Soft economic data in the Eurozone and Japan resulted in

PORTFOLIO RESULTS

further monetary easing by their central banks. The U.S. dollar continued to appreciate versus many other global currencies.

During the first quarter of 2015, spread sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the ECB announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near quarter-end, Eurozone finance ministers agreed to a four-month extension of the current Greek bailout package, buying time but leaving unresolved the question of how Greece will fund debt repayments during July and August 2015.

For the Reporting Period overall, commercial mortgage-backed securities generated the strongest positive returns within the broad fixed income market. Asset-backed securities also outperformed U.S. Treasuries, followed at some distance by mortgage-backed securities. Conversely, sovereign emerging markets debt and high yield corporate bonds underperformed U.S. Treasuries. Investment grade corporate bonds and agency securities also lagged U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 80 basis points to 1.92%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks long-term absolute return through the implementation of relative value, macro and other strategies that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. We believe absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. Absolute return is the return of an investment and is not relative to a benchmark. Relative value strategy means to simultaneously take long and short positions within an investment portfolio. The Fund may also employ a macro hedge to seek to mitigate the risk of market movements (either up or down), potentially enabling the Fund to pursue returns in a variety of market cycles. In addition, the Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure to or to short individual securities, or to gain exposure to an index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Investment ideas for the Fund are generated through our specialized top-down and bottom-up strategy teams, in the following areas: Tactical Duration; Country Relative Value; Fundamental Currency; Commodities; Sector Allocation; Government and Swaps; Liquid Mortgages; and Emerging Markets Debt.

During the Reporting Period, the Fund underperformed the Index, largely because of its Tactical Duration strategy and its Government and Swaps strategy. Within its Tactical Duration strategy, the Fund held a short duration bias throughout the Reporting Period because of Fed tapering and our positive outlook on U.S. economic growth. This positioning detracted from Fund performance, as U.S. interest rates generally declined amid mixed global economic data and geopolitical tensions in Ukraine and the Middle East. Within the Fund’s Government and Swaps strategy, the Fund was hampered by a curve steepening position in the U.K. government bond yield curve, which flattened during the Reporting Period. (Curve steepening positions were implemented through interest rate swaps. Yield curve indicates a spectrum of maturities.) The Fund was also hurt during the Reporting Period by select butterfly spread positions in the Japanese yen and British pound. (Butterfly spread positions were implemented through interest rate swaps. A butterfly spread position is a trade that is structured to profit from changes to the shape of the yield curve. We used these butterfly spread positions to express our currency views.)

On the positive side, the Fund’s Commodities and Fundamental Currency strategies added to returns. Within its Commodities strategy, the Fund benefited from short positions in agricultural commodities, especially in soybeans, corn and wheat, as well as from its short positions in natural gas and crude oil. Within the Fund’s Fundamental Currency strategy, short positions in the euro, Swiss franc, Singapore dollar and Brazilian real contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in interest rate futures, interest rate swaps, total return swaps, swaptions, credit default swaps, equity index futures, non- deliverable forwards, forward foreign currency exchange contracts and cross currency swaps. The Fund used interest rate futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate

PORTFOLIO RESULTS

specific duration and yield curve strategies. Interest rate swaps were used to express our views on the direction of interest rates. Total return swaps were employed to manage the Fund’s yield curve exposures across various strategies. Swaptions (or options on interest rate swap contracts) were used to hedge interest rate exposure and manage the Fund’s exposure to potential market volatility. Credit default swaps were employed to implement specific credit-related investment strategies. Equity index futures were used as a means of reducing Fund volatility. Within the Fundamental Currency strategy, the Fund used non-deliverable currency forwards to gain exposure to a particular country and also to take advantage of relative value opportunities. The Fund also utilized forward foreign currency exchange contracts within the Fundamental Currency strategy to take long or short positions. Within the Emerging Markets Debt Strategy, the Fund employed cross currency swaps to express relative views on given currencies as well as our views on the direction of a country’s interest rates. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s positioning remained fairly consistent during the first half of the Reporting Period. In the third quarter of 2014, diverging global monetary policy, geopolitical risk surrounding Russia and the Middle East, and the selloff among high yield corporate bonds led us to trim the Fund’s exposure to high yield corporate bonds. Also, as interest rate volatility increased, we significantly reduced the Fund’s short duration positioning. Although we continued to believe U.S. interest rates would rise in the long term, we felt that global factors, such as continued monetary policy easing, posed risks to this view in the near term. In March 2015, we increased the Fund’s exposure to commodities because we saw increased return potential as a result of volatility in the commodities markets.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, our Commodities, Country Relative Value and Emerging Markets Debt strategies determined the majority of the Fund’s exposures.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	During the Reporting Period, Tom Teles assumed responsibility for the Fund’s Tactical Duration strategy, and Michael Johnson assumed responsibility for its Commodities strategy. Tom has been with Goldman Sachs Asset Management for 17 years, joining the Global Fixed Income and Liquidity Management team in 2000. Michael has been with Goldman Sachs Asset Management for 12 years and has been on the commodities team since 2005.

Also during the Reporting Period, Sam Finkelstein, Head of Macro Strategies, became Head of Active Currency Management and assumed responsibility for the Fund’s Fundamental Currency strategy. Sam, who joined Goldman Sachs Asset Management in 1997, has 19 years of investment experience, eight of which are in the currency markets.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that global growth was improving, with an economic revival underway in Europe. Overall, we consider Europe the world’s most improved economy, boosted by the ECB’s unexpectedly aggressive quantitative easing. That said, in our view, longer- term momentum appears questionable, and we do not expect to see much of an increase in European inflation during the 2015 calendar year.

In terms of the U.S., we believe the labor market is nearing full recovery, and we expect economic growth to trend higher as the effects of the harsh 2015 winter subside and as consumers start spending money they saved because of low oil prices. At the same time, U.S. dollar strength may pose some potential downside risk for corporate earnings and exports. While a June 2015 interest rate hike from the Fed remains a possibility, we think an increase in September 2015 or later is more likely, due to the combination of the strong U.S. dollar and broad global monetary policy easing.

At the end of the Reporting Period, we believed the fixed income markets overall were becoming more removed from fundamentals, as divergent global central bank policies increasingly drove investment flows. We also believed risks had increased, with Europe once again facing the threat of a Greek exit from the European Union and economic indicators suggesting that China might miss its 7% economic growth target.

FUND BASICS

Fixed Income Macro Strategies Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-8.00%	0.25%	0.90%	-1.91%
Class C	-7.97	0.25	0.70	-2.78
Institutional	-7.89	0.25	1.01	-1.66
Class IR	-7.85	0.25	0.99	-1.74
Class R	-7.93	0.25	0.83	-2.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Since Inception	Inception Date
Class A	-11.42%	-10.13%	12/16/13
Class C	-8.89	-7.46	12/16/13
Institutional	-7.89	-7.13	12/16/13
Class IR	-7.85	-7.33	12/16/13
Class R	-7.93	-7.40	12/16/13

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.80%	3.19%
Class C	2.55	3.94
Institutional	1.46	2.85
Class IR	1.55	2.94
Class R	2.05	3.44

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on December 16, 2013 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Fixed Income Macro Strategies Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from December 16, 2013 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Since Inception
Class A (Commenced December 16, 2013)
Excluding sales charges	-8.00%	-7.42%
Including sales charges	-11.42%	-10.13%

Class C (Commenced December 16, 2013)
Excluding contingent deferred sales charges	-7.97%	-7.46%
Including contingent deferred sales charges	-8.89%	-7.46%

Institutional (Commenced December 16, 2013)	-7.89%	-7.13%

Class IR (Commenced December 16, 2013)	-7.85%	-7.33%

Class R (Commenced December 16, 2013)	-7.93%	-7.40%

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs’ Long Short Credit Strategies Fund Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

■	The Fund is not limited by the traditional constraints of a benchmark strategy.

■	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

■	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

■	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

■	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

■	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

■	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Liberty Harbor Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return, without sales charges, of -2.77%. These returns compare to the 0.25% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”), during the same time period.

From share class inception on April 30, 2014 through March 31, 2015, the Fund’s Class A, C, IR and R Shares generated cumulative total returns, without sales charges, of -3.28%, -3.95%, -3.05% and -3.57%, respectively. These returns compare to the 0.07% cumulative total return of the Fund’s benchmark, the BofA/Merrill Lynch Index, during the same time period.

Because the composition of the BofA/Merrill Lynch Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the BofA/ Merrill Lynch Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	During the Reporting Period, corporate credit market performance was influenced most by heightened market volatility and by an increase in risk premiums during the fourth quarter of 2014. In particular, volatility was driven by anticipation of the ending of the Federal Reserve’s (the “Fed”) quantitative easing program as scheduled in October 2014 and by severe energy sector weakness on dramatically lower commodity prices. Further, leading up to the Fed’s meeting in September 2014, there was increased speculation that the Fed may strike a less accommodative tone by indicating a willingness to increase interest rates sooner than anticipated. This speculation, in turn, caused weakness in the high yield corporate bond market despite rates tightening.

As for energy, the sector experienced significant weakness on dramatically lower commodity prices. The steep decline in oil prices, most markedly seen in the fourth quarter of 2014, was driven by oversupply, with the large majority of non-OPEC (Organization of Petroleum Exporting Countries) supply growth stemming from the U.S. shale producers responded to oil oversupply with aggressive capital expenditure (“capex”) cuts between December 2014 and February 2015. Also, many companies substantially reduced their capex budgets for calendar year 2015, and we believe these reductions are likely to result in lower production growth during the second half of 2015 and into 2016. While such reduced production should, in turn, help to balance supply, we remain focused on macro indicators that might impact overall oil demand, which may temper a recovery.

Amidst such overall high yield market volatility, high yield mutual funds experienced year-to-date through December 31, net outflows of approximately $19.5 billion. Loan funds experienced 37 weeks of negative flows, which led year-to-date 2014 outflows to approximately $20.7 billion. The increase in volatility in December 2014 also caused tightening of liquidity in the corporate credit markets, which exacerbated spread, or yield differentials compared to U.S. Treasuries, movements.

PORTFOLIO RESULTS

In the first three months of 2015, we saw corporate credit markets bounce back and spreads tighten. While high yield mutual fund and exchange-traded fund (“ETFs”) flows were strong at the beginning of the first quarter of 2015, funds experienced moderate outflows in March 2015. Bank loan performance held steady during the first quarter of 2015, as collateralized loan obligations continued to support the loan market amid weak supply and negative fund flows.

Investors appeared to remain focused on macro factors, including the seeming stability of commodity prices, the probability that interest rates may remain lower for a longer period of time, and currency movements. In our view, the market may also be approaching an inflection point wherein corporate fundamentals may drive greater dispersion among credits amid macro factors.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value- oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection and to tactical management of the Fund’s short index position.

We entered the Reporting Period with a cautious but constructive view on the corporate credit markets. Corporate credit markets remained buoyant in the second quarter of 2014, but more negative sentiment dominated during the third and fourth quarters of 2014 driven by technical shifts and spread widening in the high yield corporate bond sector.

Energy has been a dominant theme within the Fund’s portfolio for some time now. Specifically, we have been focused within the Fund on select North American exploration and production companies that we believe exhibit strong asset quality and a low leverage profile. The weakness in the energy sector as a result of the sharp decline in oil prices was largely responsible for the Fund’s performance during the Reporting Period. While we reduced the Fund’s positioning in energy credits during the fourth quarter of 2014 given the uncertainty in commodity prices, the Fund experienced losses as a result of the volatility in the sector. Losses were generally broad-based across the Fund’s holdings in energy credits.

Long positions in non-bank financials and consumer cyclical/ non-cyclicals contributed positively, partially offsetting losses from energy credits.

Tactical management of the Fund’s short position in a high yield credit default swap index was a modest detractor from the Fund’s performance.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	Volatility in the energy sector most significantly affected Fund performance during the Reporting Period. As indicated, the energy sector was under great pressure, driven by the severe decline in oil prices during the fourth quarter of 2014. As a result, the Fund’s positioning in select energy credits were the main detractor from performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. However, the Fund does implement interest rate swaps, which serve as a hedge to select long positions. The Fund’s interest rate swap positions modestly detracted from performance as rates tightened during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk. The Fund also used credit default swaps to efficiently implement long credit views. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential. We maintained our favor toward short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from a potential increase in interest rates.

Given the increased uncertainty in commodity prices during the fourth quarter of 2014, we reduced the Fund’s positioning in energy credits. The Fund remained positioned in select higher quality energy credits with low leverage and high asset coverage ratios. The recent spread tightening in the sector has caused us to further reduce the Fund’s exposure to energy credits, as we believe that credit has outperformed the physical commodity, thus becoming fundamentally overpriced. We may seek to re-enter several positions at what we believe are more attractive entry points.

The Fund increased its positioning in select chemical company credits that we believe may benefit from lower commodity prices.

Q	How was the Fund positioned at the end of March 2015?

A	As of March 31, 2015, approximately 53% of the Fund’s total net assets was invested in unsecured debt obligations, 34% in secured debt obligations, 6% in Investment Companies, and 1% in preferred stocks. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -31% in a credit default swap high yield index. The Fund had a total of 112 holdings from 82 issuers at March 31, 2015, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being SLM, Ally Financial and Bombardier.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Looking ahead, we believe a sound approach grounded in fundamentals with a focus on capital preservation may offer a compelling means to navigate the current and anticipated market environment. We have seen market volatility increase in recent months, and we may continue to see heightened volatility going forward. We believe the Fund is well positioned to take advantage of increased technical, or supply/demand, dynamics while pairing our fundamental view.

At the end of the Reporting Period, the Fund was defensively positioned in a number of credits that are short in duration, and we intend to continue to focus on higher quality issuers in the capital structure. We also intend to continue to invest in what we believe are the most attractive risk-adjusted return opportunities across the corporate credit spectrum. In our view, the Fund’s ability to be flexible during periods of heightened volatility may provide for attractive buying opportunities across the spectrum of corporate credit.

In short, we continue both to seek investments in what we believe are the most attractive risk-adjusted return opportunities across the corporate credit spectrum and to provide active downside management. In the months ahead, our investment team will continue to perform rigorous fundamental analysis to identify what we believe to be the most attractive investment opportunities on a risk-adjusted basis.

FUND BASICS

Long Short Credit Strategies Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Institutional	-2.77%	0.25%	3.46%	3.09%
April 30, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-3.28%	0.07%	3.01%	2.65%
Class C	-3.95	0.07	2.40	2.00
Class IR	-3.05	0.07	3.37	3.00
Class R	-3.57	0.07	2.87	2.49

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-6.91%	4/30/14
Class C	N/A	N/A	-4.92	4/30/14
Institutional	-2.77%	4.96%	6.54	3/24/14[5]
Class IR	N/A	N/A	-3.05	4/30/14
Class R	N/A	N/A	-3.57	4/30/14

[4]	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

FUND BASICS

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Credit Strategies Fund (“the Predecessor Fund”) into the Fund) the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions), although there is no guarantee that this will be achieved. The Fund’s performance may be substantially lower than that of the Predecessor Fund, particularly during periods of increases in credit market prices, due to this strategy of reducing exposure to the credit markets.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.51%	1.51%
Class C	2.26	2.26
Institutional	1.17	1.17
Class IR	1.26	1.26
Class R	1.76	1.76

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATIONS[8]
As of March 31, 2015	Percentage of Net Assets
Finance	14.5%
Energy – Exploration & Production	9.0
Health Care – Services	7.0
Automotive	6.2
Chemicals	5.7
Investment Companies	5.6
Consumer Cyclical Services	5.4
Media – Cable	4.3
Pharmaceuticals	3.7
Building Materials	3.6

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on June 15, 2009 (the date on which the Predecessor Fund commenced operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and repurchase cash flows affecting the Fund.

Long Short Credit Strategies Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 15, 2009 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Since Inception*
Class A (Commenced April 30, 2014)
Excluding sales charges	N/A	N/A	-3.28%
Including sales charges	N/A	N/A	-6.91%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	N/A	N/A	-3.95%
Including contingent deferred sales charges	N/A	N/A	-4.92%

Institutional (Commenced March 24, 2014)**	-2.77%	4.96%	6.54%

Class IR (Commenced April 30, 2014)	N/A	N/A	-3.05%

Class R (Commenced April 30, 2014)	N/A	N/A	-3.57%

*	Total return for periods of less than one year represents cumulative total return. The since-inception return for Institutional Shares is from the date on which the Predecessor Fund commenced operations, June 15, 2009.
**	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 10.3%
	Brazilian Real – 0.9%
	Brazil Letras do Tesouro Nacional(a)
BRL	871,000	0.000%		01/01/16	$247,825
	Brazil Notas do Tesouro Nacional
	1,713,119	6.000		08/15/50	500,458

					748,283

	Dominican Peso – 0.9%
	Dominican Republic
DOP	3,900,000	15.000		04/05/19	102,578
	1,300,000	16.000		07/10/20	36,097
	Dominican Republic Central Bank Notes(b)
	24,580,000	12.000		04/05/19	578,838

					717,513

	Euro – 5.6%
	Federal Republic of Germany
EUR	1,400,000	2.000		08/15/23	1,748,826
	Italy Buoni Poliennali Del Tesoro
	580,000	1.150		05/15/17	636,204
	Republic of Croatia
	220,000	3.875		05/30/22	248,599
	Spain Government Bond
	510,000	2.100		04/30/17	570,802
	680,000	0.500	(b)	10/31/17	736,910
	300,000	4.400	(b)	10/31/23	409,882
	35,000	3.800	(b)	04/30/24	46,205

					4,397,428

	Mexican Peso – 1.3%
	Mexican Udibonos
MXN	706,725	4.500		12/04/25	52,620
	United Mexican States
	4,841,000	10.000		12/05/24	412,977
	2,192,400	7.500		06/03/27	159,901
	2,192,400	7.750		05/29/31	164,213
	3,231,120	4.000		11/15/40	229,229

					1,018,940

	United States Dollar – 1.6%
	Dominican Republic
	$360,000	5.875		04/18/24	377,100
	400,000	6.850	(b)	01/27/45	418,000
	Republic of Costa Rica
	200,000	4.375		04/30/25	185,750
	Republic of Indonesia
	100,000	7.750		01/17/38	136,500
	Republic of Venezuela
	10,000	6.000		12/09/20	3,425
	230,000	9.000		05/07/23	82,225
	50,000	8.250		10/13/24	17,250
	50,000	7.650		04/21/25	16,875
	80,000	9.250		05/07/28	28,600
	20,000	9.375		01/13/34	7,400

					1,273,125

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $8,958,445)				$8,155,289

	Structured Note(b) – 0.2%
	Zambia – 0.2%
	Republic of Zambia (Issuer Standard Chartered Bank (London))
ZMW	1,340,000	13.000%		09/03/24	$112,798
	(Cost $166,410)

	Mortgage-Backed Obligations – 5.4%
	Adjustable Rate Non-Agency(c) – 1.1%
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	$145,348	0.381%		08/25/47	$115,842
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	307,547	0.384		04/25/47	235,621
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
	216,509	0.791		03/25/35	191,289
	JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	158,546	2.482		07/25/35	158,315
	Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	225,204	0.481		09/25/37	197,382

					898,449

	Collateralized Mortgage Obligations – 0.8%
	Interest Only(d) – 0.3%
	GNMA REMIC Series 2013-183, Class NI
	1,506,886	4.500		10/20/42	203,899

	Inverse Floaters(c) – 0.4%
	GNMA REMIC Series 2010-1, Class SD
	169,171	5.614		01/20/40	27,235
	GNMA REMIC Series 2010-37, Class SG
	790,523	5.524		03/20/40	118,995
	GNMA REMIC Series 2010-85, Class SN
	617,446	5.764		07/20/40	119,064
	GNMA REMIC Series 2010-90, Class ES
	420,456	5.774		07/20/40	65,984

					331,278

	Regular Floater(c) – 0.1%
	Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
	16,958	0.671		07/25/35	13,329
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
	94,609	0.571		02/25/36	66,554
	Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
	17,911	0.671		08/25/35	13,617

					93,500

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$628,677

	Commercial Mortgage-Backed Securities(c) – 2.2%
	Sequential Floating Rate – 2.2%
	Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
	416,134	5.526		01/15/49	438,985

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
$1,207,298	5.796%	08/10/45	$1,308,157

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,747,142

Federal Agencies(e) – 1.3%
FNMA – 1.3%
1,000,000	3.000	TBA-30yr	1,022,500

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $4,271,778)			$4,296,768

Asset-Backed Securities(c) – 8.5%
Collateralized Loan Obligations(b) – 7.6%
ACIS CLO Ltd. Series 2014-4A, Class ACOM
$500,000	1.713%	05/01/26	$491,500
ACIS CLO Ltd. Series 2014-4A, Class C
500,000	2.777	05/01/26	468,523
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A
750,000	1.706	07/28/26	744,905
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2
150,000	2.416	07/28/26	148,325
Atrium X Series 2010-A, Class A
750,000	1.349	07/16/25	739,816
OFSI Fund V Ltd. Series 2014-7A, Class C
100,000	3.345	10/18/26	97,642
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
750,000	1.872	10/18/26	737,700
Silvermore CLO Ltd. Series 2014-1A, Class A1
600,000	1.707	05/15/26	594,858
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM
1,050,000	1.707	10/20/26	1,036,875
Trinitas CLO Ltd. Series 2014-1A, Class B1
1,000,000	2.153	04/15/26	974,207

			6,034,351

Home Equity – 0.9%
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3
336,000	0.571	01/25/36	277,096
Saxon Asset Securities Trust Series 2007-2, Class A2C
611,926	0.411	05/25/47	439,232

			716,328

TOTAL ASSET-BACKED SECURITIES
(Cost $6,744,561)			$6,750,679

Municipal Debt Obligations – 3.3%
Puerto Rico – 3.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
$20,000	6.000%	07/01/38	$13,851
230,000	6.000	07/01/44	156,407

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
$35,000	5.125%	07/01/37	$23,278
45,000	5.750	07/01/37	30,828
70,000	5.250	07/01/42	46,378
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
30,000	5.000	07/01/33	20,103
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
25,000	5.750	07/01/41	16,812
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
10,000	5.500	07/01/32	6,825
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
30,000	5.750	07/01/38	20,250
15,000	6.000	07/01/39	10,313
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
10,000	6.000	07/01/34	7,026
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
10,000	5.625	07/01/32	6,851
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
150,000	5.500	07/01/26	105,060
10,000	5.500	07/01/39	6,700
25,000	5.000	07/01/41	16,125
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2006 A
40,000	5.250	07/01/23	28,734
Puerto Rico Commonwealth GO Bonds Series 2007 A
30,000	5.250	07/01/37	19,800
Puerto Rico Commonwealth GO Bonds Series 2008 A
140,000	5.375	07/01/33	94,167
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,050,000	8.000	07/01/35	861,000
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
10,000	5.125	07/01/31	6,725
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
10,000	5.000	07/01/34	6,576
Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC
30,000	5.250	07/01/36	31,097
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(a)
10,000	0.000	08/01/35	1,501
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(a)
25,000	0.000	08/01/37	3,110
20,000	0.000	08/01/38	2,265

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	$10,000	5.250%		08/01/27	$6,852
	195,000	0.000	(f)	08/01/32	134,967
	150,000	0.000	(a)	08/01/34	24,478
	25,000	5.750		08/01/37	15,500
	10,000	6.375		08/01/39	6,400
	200,000	6.000		08/01/42	125,000
	10,000	6.500		08/01/44	6,400
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	30,000	0.000	(a)	08/01/33	5,360
	50,000	0.000	(f)	08/01/33	26,830
	165,000	5.500		08/01/37	99,825
	340,000	5.375		08/01/39	203,150
	215,000	5.500		08/01/42	130,075
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	15,000	5.000		08/01/35	9,001
	30,000	5.375		08/01/38	17,925
	25,000	6.000		08/01/39	15,688
	260,000	5.250		08/01/41	154,050
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	30,000	5.000		08/01/43	17,400
	10,000	5.250		08/01/43	5,925
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	120,000	5.500		08/01/28	81,616
	15,000	6.125		08/01/29	10,277

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $3,004,165)				$2,638,501

	Corporate Obligations – 3.9%
	Automotive – 0.1%
	General Motors Co.
	$100,000	5.200%		04/01/45	$109,875

	Banks – 0.5%
	JPMorgan Chase & Co.
	150,000	3.625		05/13/24	155,688
	Wells Fargo & Co.
	200,000	3.300		09/09/24	205,676

					361,364

	Energy – 0.1%
	Petroleos de Venezuela SA
	150,000	6.000		05/16/24	47,850
	150,000	6.000		11/15/26	46,500
	50,000	5.375		04/12/27	15,435
	10,000	5.500		04/12/37	3,100

					112,885

	Corporate Obligations – (continued)
	Food & Drug Retailers(g) – 0.3%
	Walgreens Boots Alliance, Inc.
	$50,000	4.500%		11/18/34	$52,369
	175,000	4.800		11/18/44	187,664

					240,033

	Media – Cable – 0.2%
	Comcast Corp.
	150,000	4.650		07/15/42	169,091

	Media – Non Cable – 0.2%
	21st Century Fox America, Inc.(g)
	50,000	3.700		09/15/24	52,909
	50,000	4.750		09/15/44	56,038
	NBCUniversal Media LLC
	25,000	4.450		01/15/43	27,191

					136,138

	Retailers(g) – 0.2%
	Amazon.com, Inc.
	125,000	3.800		12/05/24	131,446

	Supranational – 1.9%
	European Investment Bank
GBP	120,000	5.625		06/07/32	265,337
	220,000	3.875		06/08/37	413,427
	370,000	5.000		04/15/39	816,149

					1,494,913

	Wirelines Telecommunications – 0.4%
	Verizon Communications, Inc.
	$125,000	5.150		09/15/23	143,199
	100,000	4.862		08/21/46	104,860
	87,000	4.672	(b)	03/15/55	85,501

					333,560

	TOTAL CORPORATE OBLIGATIONS
	(Cost $3,098,227)				$3,089,305

	U.S. Treasury Obligations – 30.4%
	United States Treasury Bills(a)
	$3,500,000	0.000%		07/02/15	$3,499,731
	7,000,000	0.000		07/23/15	6,999,121
	3,000,000	0.000		01/07/16	2,995,551
	United States Treasury Bonds
	900,000	3.000		11/15/44	986,058
	1,100,000	2.500		02/15/45	1,090,199
	United States Treasury Notes
	2,500,000	1.750		07/31/15	2,514,150
	2,400,000	1.375		02/29/20	2,400,360
	1,900,000	2.125		12/31/21	1,953,048
	1,600,000	1.750		03/31/22	1,603,632

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $23,927,451)				$24,041,850

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

Notional Amount		Exercise Rate	Expiration Date	Value

	Options Purchased – 1.7%
	Currency Options
	Deutsche Bank AG
	Put CNH 23,640,539
	Call USD 3,770,000	6.271%	04/14/15	$3,303
	Deutsche Bank AG
	Put USD 3,770,000
	Call CNH 23,640,539	6.271	04/14/15	37,361

	Interest Rate Swaptions
	Bank of America Securities LLC Call – OTC – 10 year Interest Rate Swap Strike Price 4.100%
	$3,300,000	4.100	05/05/15	5
	Citibank NA Call – OTC – 3 year Interest Rate Swap Strike Price 2.350%
	5,500,000	2.350	07/15/15	540
	Citibank NA Call – OTC – 20 year Interest Rate Swap Strike Price 3.950%
	2,800,000	3.950	07/15/15	172
	Deutsche Bank AG Put – OTC – 2 year Interest Rate Swap Strike Price 0.550%
	18,100,000	0.550	09/21/15	6,605
	Deutsche Bank AG Put – OTC – 2 year Interest Rate Swap Strike Price 1.050%
	18,100,000	1.050	09/21/15	54,566
	Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.800%
KRW	3,495,800,000	2.800	08/19/16	1,069
	Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 3.050%
	3,532,720,000	3.050	09/05/16	759
	Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.078%
	$16,700,000	2.078	02/26/16	347,210
	Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.078%
	16,700,000	2.078	02/26/16	209,360
	Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.320%
	2,900,000	4.320	04/01/15	—
	Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.383%
	5,700,000	2.383	02/26/16	210,980
	Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.383%
	5,700,000	2.383	02/26/16	141,941
	JPMorgan Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 1.500%
JPY	15,900,000	1.500	05/26/15	2
	JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.750%
KRW	3,505,000,000	2.750	08/12/16	1,139
	JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.800%
	2,810,000,000	2.800	08/09/18	805
	Morgan Stanley Capital Services, Inc. – Put – OTC – 1 year Interest Rate Swap Strike Price 2.190%
	$18,500,000	2.190	02/17/16	61,982

Notional Amount		Exercise Rate	Expiration Date	Value

	Options Purchased – (continued)
	Interest Rate Swaptions – (continued)
	Morgan Stanley Capital Services, Inc. – Call – OTC – 1 year Interest Rate Swap Strike Price 2.190%
	$18,500,000	2.190%	02/17/16	$59,137
	Morgan Stanley Capital Services, Inc. – Put – OTC – 1 year Interest Rate Swap Strike Price 2.190%
	18,500,000	2.190	02/17/16	82,501
	Morgan Stanley Capital Services, Inc. – Call – OTC – 1 year Interest Rate Swap Strike Price 2.190%
	18,500,000	2.190	02/17/16	76,570

Contracts		Exercise Rate	Expiration Date	Value

	Option on Futures
	Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 98.750%
	257	98.750	06/15/15	1,606
	Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 99.250%
	257	99.250	06/15/15	1,606

	TOTAL OPTIONS PURCHASED
	(Cost $1,591,713)			$1,299,219

Principal Amount		Interest Rate	Maturity Date	Value
	Short-term Investment(h) – 6.6%
	Repurchase Agreement – 6.6%
	Joint Repurchase Agreement Account II
	$5,200,000	0.141%	04/01/15	$5,200,000
	(Cost $5,200,000)

	TOTAL INVESTMENTS – 70.3%
	(Cost $56,962,750)			$55,584,409

	OTHER ASSETS IN EXCESS OF LIABILITIES – 29.7%			23,521,997

	NET ASSETS – 100.0%			$79,106,406

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of

Rule 144A securities amounts to $8,422,485, which represents approximately 10.7% of net assets as of March 31, 2015.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,022,500 which represents approximately 1.3% of net assets as of March 31, 2015.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2015.
(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(h)	Joint repurchase agreement was entered into on March 31, 2015. Additional information appears on page 47.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SAR	—Saudi Arabian Riyal
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand
ZMW	—Zambian Kwacha

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
CLO	—Collateralized Loan Obligation
DTF	—Depósitos Termino Fijo
EURO	—Euro Offered Rate
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SAIB	—Saudi Arabian Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	AUD/NOK	06/17/15	$85,328	$349
	AUD/USD	06/17/15	395,850	602
	BRL/USD	04/02/15	892,278	10,021
	CAD/EUR	06/17/15	125,189	707
	CAD/USD	06/17/15	1,361,501	9,731
	CLP/USD	04/24/15	202,045	3,045
	CNH/USD	04/16/15	1,766,966	21,849
	COP/USD	04/13/15	202,525	2,525
	EUR/GBP	06/17/15	1,360,823	15,890
	EUR/NOK	06/17/15	348,364	389
	EUR/NZD	06/17/15	102,088	317
	EUR/SEK	06/17/15	800,228	11,309
	EUR/USD	04/28/15	502,338	7,512
	EUR/USD	06/17/15	4,314,819	53,095
	GBP/EUR	06/17/15	807,128	5,942
	GBP/NOK	06/17/15	188,836	446
	HUF/EUR	06/17/15	540,692	10,172
	INR/USD	04/13/15	939,764	6,117
	INR/USD	04/15/15	180,754	2,017
	INR/USD	04/20/15	680,014	8,726
	INR/USD	04/27/15	528,474	474
	JPY/AUD	06/17/15	85,201	1,503
	JPY/EUR	06/17/15	195,057	3,627
	JPY/USD	04/20/15	451,135	46
	JPY/USD	06/17/15	926,853	9,853
	KRW/USD	04/02/15	406,729	6,729
	KRW/USD	04/20/15	406,299	8,244
	MXN/USD	04/24/15	179,926	1,423
	MXN/USD	06/17/15	2,493,297	37,389
	NOK/GBP	06/17/15	96,702	757
	NZD/AUD	06/17/15	240,684	6,964
	NZD/USD	06/17/15	804,320	10,125
	PHP/USD	06/11/15	1,663,417	4,417
	PLN/EUR	06/17/15	595,248	6,462
	RUB/USD	04/13/15	216,409	17,239
	RUB/USD	04/20/15	200,448	448
	SEK/NZD	06/17/15	243,313	518
	SGD/USD	06/17/15	401,787	2,787
	TRY/USD	04/24/15	2,671,023	39,490
	TRY/USD	06/17/15	992,918	9,289
	USD/AUD	04/15/15	36,250	679
	USD/AUD	06/17/15	1,301,837	12,744
	USD/BRL	04/02/15	1,580,718	97,324
	USD/BRL	04/17/15	2,697,693	515,505
	USD/CAD	05/12/15	1,012,953	11,364
	USD/CAD	06/17/15	2,214,495	17,505
	USD/CHF	05/12/15	142,329	1,953
	USD/CNH	04/16/15	881,173	2,624
	USD/COP	04/10/15	227,892	1,108

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA (continued)	USD/COP	04/30/15	$47,241	$759
	USD/EUR	04/28/15	6,040,677	65,630
	USD/EUR	06/17/15	2,409,975	36,561
	USD/GBP	04/13/15	6,876,142	212,479
	USD/GBP	06/17/15	504,436	7,142
	USD/IDR	05/29/15	199,796	2,402
	USD/JPY	04/20/15	1,461,606	6,062
	USD/JPY	06/17/15	390,100	1,900
	USD/KRW	04/02/15	406,536	3,375
	USD/KRW	04/27/15	374,179	1,821
	USD/MXN	04/24/15	811,848	14,709
	USD/MYR	04/23/15	398,831	169
	USD/MYR	04/30/15	197,823	1,177
	USD/NOK	05/13/15	129,233	3,808
	USD/NZD	04/15/15	657,553	3,779
	USD/NZD	06/17/15	1,267,186	22,505
	USD/PHP	06/11/15	1,663,417	13,118
	USD/PHP	08/14/15	3,575,435	86,565
	USD/PHP	08/19/15	3,537,369	84,631
	USD/PLN	04/22/15	305,368	6,875
	USD/RUB	04/30/15	395,258	743
	USD/SEK	05/13/15	924,946	12,208
	USD/SEK	06/17/15	126,882	1,172
	USD/SGD	06/17/15	1,369,497	3,821
	USD/TRY	06/17/15	1,011,964	2,037
	USD/TWD	05/08/15	331,330	673
	USD/ZAR	04/24/15	200,580	2,443
TOTAL				$1,597,915

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	AUD/EUR	06/17/15	$85,891	$(628)
	AUD/SEK	06/17/15	164,740	(1,204)
	AUD/USD	04/15/15	30,626	(846)
	AUD/USD	06/17/15	1,695,282	(33,242)
	BRL/USD	04/02/15	1,152,613	(67,387)
	BRL/USD	04/17/15	485,889	(103,893)
	CAD/CHF	06/17/15	649,432	(18,713)
	CAD/USD	05/12/15	1,047,511	(11,690)
	CAD/USD	06/17/15	1,133,285	(10,715)
	CHF/USD	05/12/15	164,932	(2,284)
	EUR/GBP	06/17/15	551,282	(5,167)
	EUR/NOK	06/17/15	398,709	(1,518)
	EUR/PLN	06/17/15	398,815	(547)
	EUR/USD	04/28/15	922,382	(6,482)
	EUR/USD	06/17/15	2,801,865	(29,641)
	GBP/EUR	06/17/15	576,988	(13,477)
	GBP/NOK	06/17/15	98,542	(2,169)
	GBP/NZD	06/17/15	89,516	(2,042)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	GBP/USD	04/13/15	$5,100,605	$(203,505)
	IDR/USD	05/29/15	199,846	(4,154)
	INR/USD	04/27/15	271,120	(170)
	JPY/SEK	06/17/15	277,820	(649)
	JPY/USD	04/20/15	994,843	(3,318)
	JPY/USD	06/17/15	2,022,321	(14,679)
	KRW/USD	04/24/15	838,814	(18,425)
	MXN/USD	04/24/15	391,397	(306)
	MXN/USD	06/17/15	1,300,290	(11,749)
	MYR/USD	04/10/15	392,468	(4,099)
	NOK/JPY	06/17/15	337,566	(2,381)
	NOK/USD	05/13/15	138,119	(4,022)
	NOK/USD	06/17/15	986,138	(9,633)
	NZD/CAD	06/17/15	204,319	(22)
	NZD/NOK	06/17/15	270,550	(1,790)
	NZD/USD	04/15/15	656,541	(3,709)
	NZD/USD	06/17/15	393,256	(1,080)
	PHP/USD	08/14/15	3,575,435	(29,475)
	PHP/USD	08/19/15	3,537,369	(27,489)
	PHP/USD	12/10/15	1,661,778	(16,240)
	PLN/USD	04/22/15	329,495	(7,162)
	SEK/EUR	06/17/15	781,709	(8,726)
	SEK/JPY	06/17/15	96,024	(1,155)
	SEK/USD	05/13/15	930,234	(12,113)
	SEK/USD	06/17/15	856,631	(11,090)
	TRY/USD	06/17/15	394,057	(5,943)
	USD/AUD	06/17/15	998,709	(4,340)
	USD/BRL	04/02/15	464,173	(7,878)
	USD/CAD	06/17/15	1,257,201	(8,019)
	USD/CNH	04/16/15	3,086,533	(12,215)
	USD/CNH	06/17/15	1,720,405	(15,701)
	USD/COP	04/13/15	271,042	(2,135)
	USD/COP	04/24/15	127,420	(896)
	USD/EUR	06/17/15	4,042,953	(48,344)
	USD/HUF	04/20/15	47,129	(1,076)
	USD/JPY	06/17/15	5,138,185	(44,034)
	USD/KRW	04/17/15	809,070	(9,489)
	USD/KRW	04/20/15	407,938	(7,326)
	USD/KRW	04/23/15	403,541	(4,541)
	USD/MXN	04/24/15	799,459	(6,261)
	USD/MXN	06/17/15	400,872	(1,872)
	USD/MYR	04/10/15	399,592	(592)
	USD/MYR	04/24/15	400,642	(1,642)
	USD/MYR	05/05/15	396,121	(121)
	USD/NOK	06/17/15	143,708	(18)
	USD/NZD	06/17/15	1,075,796	(17,454)
	USD/PEN	04/13/15	201,336	(1,336)
	USD/PHP	12/10/15	1,661,779	(2,779)
	USD/RUB	04/13/15	216,409	(11,409)
	USD/RUB	04/20/15	212,933	(13,933)
	USD/SGD	06/17/15	258,749	(867)
	USD/THB	04/16/15	284,276	(4,276)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	USD/TRY	04/24/15	$1,104,258	$(1,815)
	USD/TRY	06/17/15	613,866	(4,866)
	USD/TWD	04/23/15	401,785	(2,785)
	USD/TWD	05/04/15	396,509	(509)
	USD/TWD	05/08/15	495,878	(933)
	USD/ZAR	06/17/15	1,171,562	(16,327)
	ZAR/USD	04/24/15	264,786	(3,349)
	ZAR/USD	06/17/15	1,167,590	(28,828)
TOTAL				$(1,002,695)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
French 10 Year Government Bonds	(13)	June 2015	$(2,181,306)	$(32,287)
Italian 10 Year Government Bonds	3	June 2015	453,476	1,544
S&P 500 E-Mini Index	(53)	June 2015	(5,461,120)	(49,715)
Ultra Long U.S. Treasury Bonds	(14)	June 2015	(2,378,250)	(5,827)
5 Year U.S. Treasury Notes	15	June 2015	1,803,164	13,923
10 Year U.S. Treasury Notes	20	June 2015	2,578,125	28,836
20 Year U.S. Treasury Bonds	(4)	June 2015	(655,500)	(21,882)
TOTAL				$(65,408)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	COP	1,611,010		12/11/16	Colombia IBR Overnight Interbank	4.340%	$3,277
	KRW	1,179,110		11/04/17	2.060%	3 month KWCDC	9,844
	BRL	6,660	(a)	01/02/18	11.830	1 month Brazilian Interbank Deposit Average	(11,401)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	(33,474)
	COP	679,130		12/04/19	Colombia IBR Overnight Interbank	4.850	3,977
	MYR	2,560		02/18/20	3 month KLIBOR	3.825	(991)
	BRL	6,000		01/02/23	11.430	1 month Brazilian Interbank Deposit Average	(73,573)
	MXN	2,150	(a)	08/19/24	7.260	Mexico Interbank TIIE 28 Days	1,762
	GBP	1,290		12/09/24	6 month GBP	3.150	(71,933)
	MYR	310	(a)	12/12/24	4.850	3 month KLIBOR	1,556

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC (continued)	GBP	1,290		12/09/29	3.377%	6 month GBP	$110,114
		1,000		12/09/39	3.568	6 month GBP	143,963
		1,000		12/09/44	6 month GBP	3.565%	(175,045)
Barclays Bank PLC	KRW	1,198,490		11/07/17	2.034	3 month KWCDC	9,305
	MYR	3,660		02/12/20	3 month KLIBOR	3.855	(2,809)
		2,700		03/04/20	3 month KLIBOR	3.815	(566)
	KRW	3,680,630	(a)	09/23/24	3 month KWCDC	3.138	(134,895)
Citibank NA	INR	182,540		03/02/16	6 month MIBOR	7.550	5,373
	THB	29,140		11/25/16	1.800	6 month Thai Reuters	37
	COP	1,592,820		12/11/16	Colombia IBR Overnight Interbank	4.330	3,344
	THB	29,820		12/15/16	1.893	6 month Thai Reuters	1,564
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	37,959
		6,601,970		10/06/17	2.239	3 month KWCDC	83,830
		909,000		10/14/17	2.240	3 month KWCDC	11,544
		1,486,130		10/28/17	2.173	3 month KWCDC	16,474
	CLP	79,470		03/13/19	6 month CLICP	4.650	(3,761)
	INR	69,870		02/10/20	6 month MIBOR	6.640	22,424
		78,140		03/20/20	6 month MIBOR	6.695	20,388
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	(61,338)
		880	(a)	01/06/25	3 month KLIBOR	4.321	352
		880	(a)	01/06/25	4.765	3 month KLIBOR	3,598
Credit Suisse International (London)	CLP	1,311,400		03/28/16	6 month CLICP	3.860	(20,282)
		651,080		04/28/17	6 month CLICP	3.980	(13,395)
		152,710		05/12/17	6 month CLICP	3.950	(2,856)
		34,200		07/28/17	6 month CLICP	3.640	(107)
	BRL	1,370		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(16,545)
		1,430		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	(9,603)
	CLP	40,820		03/13/19	6 month CLICP	4.660	(1,957)
		24,000		03/26/19	6 month CLICP	4.540	(962)
		200,270		04/11/19	6 month CLICP	4.380	(8,147)
	COP	662,060		12/04/19	Colombia IBR Overnight Interbank	4.900	3,331
	BRL	3,600		01/04/21	12.443	1 month Brazilian Interbank Deposit Average	(7,901)
Deutsche Bank AG		2,760		01/04/16	1 month Brazilian Interbank Deposit Average	13.155	1,467
	INR	322,470		03/03/16	6 month MIBOR	7.660	7,851
	THB	6,290		01/08/17	1.873	6 month Thai Reuters	201
	SAR	7,680	(a)	01/11/17	3 month SAIB	1.510	(4,534)
	THB	37,810		01/26/17	1.990	6 month Thai Reuters	3,723
	KRW	640,300		03/03/17	2.850	3 month KWCDC	13,178
		4,582,120		10/06/17	2.245	3 month KWCDC	58,888
		2,224,900		10/13/17	2.248	3 month KWCDC	28,640

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	KRW	1,781,600		10/15/17	2.253%	3 month KWCDC	$23,173
		704,320		11/04/17	2.075	3 month KWCDC	6,140
	BRL	50		01/02/18	11.750	1 month Brazilian Interbank Deposit Average	(368)
		1,220		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(14,453)
		1,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	(14,493)
		1,870		01/02/18	11.945	1 month Brazilian Interbank Deposit Average	(12,736)
	CLP	119,230		07/28/19	6 month CLICP	4.000%	(763)
	COP	2,311,520		09/24/19	Columbia 90 Days DTF	5.340	(5,937)
	THB	15,440		11/04/19	2.520	6 month Thai Reuters	8,705
		10,730		11/05/19	2.515	6 month Thai Reuters	5,988
	INR	91,070		03/10/20	6 month MIBOR	6.840	15,515
	BRL	450		01/04/21	12.240	1 month Brazilian Interbank Deposit Average	(1,774)
		980		01/04/21	13.020	1 month Brazilian Interbank Deposit Average	2,867
		1,100		01/04/21	12.900	1 month Brazilian Interbank Deposit Average	2,048
		1,120		01/04/21	12.648	1 month Brazilian Interbank Deposit Average	(115)
		1,190		01/04/21	12.040	1 month Brazilian Interbank Deposit Average	(6,971)
		1,370		01/04/21	11.650	1 month Brazilian Interbank Deposit Average	(13,273)
		1,710		01/04/21	12.445	1 month Brazilian Interbank Deposit Average	(3,710)
		2,360		01/04/21	13.296	1 month Brazilian Interbank Deposit Average	12,544
		4,650		01/04/21	11.912	1 month Brazilian Interbank Deposit Average	(33,221)
	MXN	52,000	(a)	10/21/21	7.280	Mexico Interbank TIIE 28 Days	21,028
		26,160	(a)	10/22/21	7.260	Mexico Interbank TIIE 28 Days	10,014

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	MXN	39,800	(a)	10/25/21	7.290%	Mexico Interbank TIIE 28 Days	$16,356
		26,390	(a)	10/26/21	7.310	Mexico Interbank TIIE 28 Days	11,367
		32,720	(a)	10/28/21	7.285	Mexico Interbank TIIE 28 Days	13,185
		7,370	(a)	11/04/21	7.380	Mexico Interbank TIIE 28 Days	3,643
		14,810	(a)	10/19/23	Mexico Interbank TIIE 28 Days	7.340%	(5,025)
		13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	51,010
	KRW	3,338,630		12/17/23	3 month KWCDC	3.456	(364,059)
	MXN	3,790	(a)	08/16/24	7.265	Mexico Interbank TIIE 28 Days	3,162
	MYR	1,270		08/18/24	3 month KLIBOR	4.460	(11,701)
	MXN	22,670	(a)	10/17/24	Mexico Interbank TIIE 28 Days	7.390	(24,254)
		11,370	(a)	10/18/24	Mexico Interbank TIIE 28 Days	7.385	(12,018)
		17,270	(a)	10/21/24	Mexico Interbank TIIE 28 Days	7.393	(18,546)
		11,440	(a)	10/22/24	Mexico Interbank TIIE 28 Days	7.405	(12,594)
		14,190	(a)	10/24/24	Mexico Interbank TIIE 28 Days	7.371	(14,442)
		3,220	(a)	10/31/24	Mexico Interbank TIIE 28 Days	7.460	(3,936)
	MYR	930	(a)	01/06/25	4.780	3 month KLIBOR	3,943
	MXN	6,500	(a)	10/15/26	7.780	Mexico Interbank TIIE 28 Days	9,963
	ZAR	14,640	(a)	02/27/35	9.040	3 month JIBAR	(3,731)
		45,320	(a)	02/27/45	3 month JIBAR	6.765	(8,117)
JPMorgan Securities, Inc.	THB	31,830		11/24/16	1.810	1 month Thai Reuters	272
		34,910		12/22/16	1.890	6 month Thai Reuters	1,657
	BRL	5,760		01/02/17	1 month Brazilian Interbank Deposit Average	12.290	23,619
	COP	659,740		12/04/19	Colombia 90 days DTF	4.880	3,537
	MYR	3,410		02/23/20	3 month KLIBOR	3.825	(1,488)
	BRL	1,270		01/04/21	12.570	1 month Brazilian Interbank Deposit Average	(1,057)
		2,750		01/04/21	12.483	1 month Brazilian Interbank Deposit Average	(5,014)
	KRW	150,550		01/15/24	3 month KWCDC	3.445	(16,703)
		1,606,510		01/27/24	3 month KWCDC	3.383	(170,275)
		6,272,680		09/19/24	3 month KWCDC	3.126	(227,033)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC	BRL	2,490	01/04/16	12.985%	1 month Brazilian Interbank Deposit Average	$(745)
	THB	32,050	11/28/16	1.820	6 month Thai Reuters	359
	KRW	387,270	10/13/17	2.250	3 month KWCDC	5,009
		2,259,100	10/13/17	2.245	3 month KWCDC	28,942
		833,730	10/14/17	2.245	3 month KWCDC	10,691
		833,730	10/14/17	2.250	3 month KWCDC	10,793
		565,220	10/28/17	2.168	3 month KWCDC	6,180
		963,930	10/29/17	2.175	3 month KWCDC	10,731
	CLP	51,590	03/12/19	6 month CLICP	4.640%	(2,421)
		134,100	04/15/19	6 month CLICP	4.350	(5,067)
	COP	1,483,860	09/25/19	Columbia 90 Days DTF	5.360	(4,235)
	THB	67,120	10/27/19	2.515	6 month Thai Reuters	37,705
		31,370	10/30/19	2.540	6 month Thai Reuters	18,341
	BRL	500	01/04/21	12.185	1 month Brazilian Interbank Deposit Average	(2,233)
		520	01/04/21	12.970	1 month Brazilian Interbank Deposit Average	1,293
		680	01/04/21	12.430	1 month Brazilian Interbank Deposit Average	(1,322)
		1,300	01/04/21	12.263	1 month Brazilian Interbank Deposit Average	(4,615)
		1,340	01/04/21	12.190	1 month Brazilian Interbank Deposit Average	(5,914)
		1,540	01/04/21	12.480	1 month Brazilian Interbank Deposit Average	(2,337)
		2,260	01/04/21	1 month Brazilian Interbank Deposit Average	11.410	26,714
TOTAL						$(678,313)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	44,570		07/24/15	Mexico Interbank TIIE 28 Days	3.373%	$12	$72
	82,350		08/27/15	Mexico Interbank TIIE 28 Days	3.565	27	(2,935)
	68,390		09/11/15	3.510%	Mexico Interbank TIIE 28 Days	25	2,436
	$2,050		01/11/17	1.260	3 month LIBOR	10	5,788
	500		03/19/17	3 month LIBOR	0.750	2,432	(3,674)
NOK	65,330	(a)	05/11/17	1.000	3 month NIBOR	(17,928)	(11,017)
	$3,420	(a)	06/17/17	1.250	3 month LIBOR	6,141	14,914
GBP	2,010	(a)	06/17/17	6 month GBP	1.750	(41,018)	(6,233)
	$6,800	(a)	06/17/18	3 month LIBOR	1.750	(55,796)	(48,462)
MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	12,471
	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	8	(19,377)
EUR	1,840	(a)	06/17/20	0.750	6 month EURO	47,438	663
	$3,440	(a)	06/17/20	3 month LIBOR	2.250	(86,772)	(17,602)
SEK	16,830	(a)	06/17/20	3 month STIBOR	0.500	(4,716)	44
NZD	1,340	(a)	06/17/20	3.500	3 month NZDOR	(5,821)	(19)
MXN	45,170	(a)	10/29/21	7.350	Mexico Interbank TIIE 28 Days	17	21,168
	12,250	(a)	11/02/21	7.370	Mexico Interbank TIIE 28 Days	5	5,952
	13,390	(a)	12/07/21	7.260	Mexico Interbank TIIE 28 Days	5	4,552
	9,350	(a)	01/17/22	6.470	Mexico Interbank TIIE 28 Days	4	(4,672)
	9,450	(a)	01/21/22	6.295	Mexico Interbank TIIE 28 Days	4	(6,432)
	9,390	(a)	01/26/22	6.380	Mexico Interbank TIIE 28 Days	4	(5,605)
	18,970	(a)	02/16/22	6.710	Mexico Interbank TIIE 28 Days	8	(5,188)
	9,720	(a)	03/04/22	7.040	Mexico Interbank TIIE 28 Days	4	502
	$10,600	(a)	06/17/22	3 month LIBOR	2.500	(349,422)	(97,835)
MXN	25,400	(a)	11/27/23	Mexico Interbank TIIE 28 Days	7.200	9	(5,489)
	69,300	(a)	11/29/23	Mexico Interbank TIIE 28 Days	7.240	24	(17,541)
	11,330	(a)	12/06/23	Mexico Interbank TIIE 28 Days	7.270	4	(3,189)
JPY	853,790	(a)	12/19/23	1.250	6 month JYOR	(189,806)	378,830
	$3,340	(a)	12/19/23	4.500	3 month LIBOR	137,311	168,431
MXN	19,650	(a)	10/25/24	Mexico Interbank TIIE 28 Days	7.440	7	(23,212)
	5,310	(a)	10/29/24	Mexico Interbank TIIE 28 Days	7.450	2	(6,378)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955%	$2	$883
	6,050	(a)	12/03/24	7.385%	Mexico Interbank TIIE 28 Days	2	6,118
	5,770	(a)	12/03/24	Mexico Interbank TIIE 28 Days	7.360	2	(5,498)
	1,400	(a)	12/04/24	7.460	Mexico Interbank TIIE 28 Days	1	1,663
NZD	430	(a)	12/18/24	3 month NZDOR	4.000	(1,181)	(53)
AUD	3,650	(a)	12/18/24	6 month AUDOR	4.500	(231,939)	69,099
CHF	680	(a)	12/18/24	6 month CHFOR	1.500	(120,393)	89,958
EUR	7,640	(a)	12/18/24	6 month EURO	1.500	(309,653)	44,844
GBP	820	(a)	12/18/24	6 month GBP	2.250	(8,255)	(3,829)
NOK	10,985	(a)	12/18/24	6 month NIBOR	3.500	(256,322)	179,416
MXN	4,020	(a)	01/13/25	Mexico Interbank TIIE 28 Days	6.470	2	4,739
	3,980	(a)	01/17/25	Mexico Interbank TIIE 28 Days	6.315	2	6,151
	4,030	(a)	01/22/25	Mexico Interbank TIIE 28 Days	6.405	2	5,386
	8,160	(a)	02/12/25	Mexico Interbank TIIE 28 Days	6.730	4	4,788
EUR	6,260	(a)	02/20/25	1.100	6 month EURO	22,978	55,549
JPY	816,720	(a)	02/20/25	6 month JYOR	0.900	(8,918)	288
EUR	25,240	(a)	02/27/25	1.150	6 month EURO	91,752	289,373
MXN	4,190	(a)	02/28/25	Mexico Interbank TIIE 28 Days	7.065	2	(776)
ZAR	3,550	(a)	03/10/25	8.740	3 month JIBAR	4	3,078
	4,560	(a)	03/13/25	8.651	3 month JIBAR	4	2,990
	3,500	(a)	03/18/25	8.530	3 month JIBAR	4	1,286
JPY	474,850	(a)	06/17/25	0.750	6 month JYOR	50,071	6,795
	$3,770	(a)	06/17/25	2.750	3 month LIBOR	163,415	67,871
CAD	480	(a)	06/17/25	2.750	6 month CDOR	31,265	112
	$2,200	(a)	06/17/25	3 month LIBOR	2.750	(135,225)	256
SEK	1,760	(a)	06/17/25	3 month STIBOR	1.500	(4,991)	(4,823)
NZD	230	(a)	06/17/25	3.750	3 month NZDOR	(2,070)	1,938
AUD	1,150	(a)	06/17/25	6 month AUDOR	3.000	(10,373)	(12,035)
EUR	2,840	(a)	06/17/25	6 month EURO	1.500	(241,831)	(38,538)
GBP	315	(a)	06/17/25	6 month GBP	1.500	22,784	(13,404)
JPY	104,150	(a)	12/16/25	1.000	6 month JYOR	1,175	—
MXN	10,370	(a)	11/23/26	7.640	Mexico Interbank TIIE 28 Days	4	12,649
	29,790	(a)	11/25/26	7.707	Mexico Interbank TIIE 28 Days	10	40,549
	4,840	(a)	12/02/26	7.800	Mexico Interbank TIIE 28 Days	2	7,528
JPY	1,057,370	(a)	02/20/30	1.700	6 month JYOR	20,929	38,925
EUR	8,210	(a)	02/20/30	6 month EURO	1.500	(40,278)	(140,640)
	23,300	(a)	02/27/30	6 month EURO	1.350	(194,941)	(739,185)
	$2,200	(a)	06/17/30	3 month LIBOR	2.250	61,903	(55,147)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	140		06/07/32	6 month GBP	1.844%	$(1,176)	$2,539
JPY	253,680	(a)	12/18/34	2.250%	6 month JYOR	10,091	82,533
	$4,565	(a)	12/18/34	3.750	3 month LIBOR	209,420	141,277
CAD	240	(a)	12/18/34	3.750	6 month CDOR	10,585	(226)
EUR	4,500	(a)	12/18/34	6 month EURO	2.250	(354,199)	(196,646)
GBP	1,060	(a)	12/18/34	6 month GBP	3.250	(124,248)	(3,676)
EUR	6,690	(a)	02/27/35	1.400	6 month EURO	64,223	377,937
GBP	230	(a)	06/08/37	6 month GBP	2.100	(13,918)	4,992
	430	(a)	04/15/39	6 month GBP	2.060	(22,930)	10,231
JPY	215,090	(a)	12/20/44	2.250	6 month JYOR	11,311	35,535
CAD	240	(a)	12/20/44	2.750	6 month CDOR	467	1,832
	$2,585	(a)	12/20/44	3.500	3 month LIBOR	103,496	31,365
EUR	2,830	(a)	12/20/44	6 month EURO	2.500	(280,230)	(147,013)
JPY	377,900	(a)	02/03/45	1.750	6 month JYOR	(68,044)	27,478
	$1,100	(a)	02/03/45	3 month LIBOR	2.500	11,681	11,285
EUR	1,425	(a)	02/03/45	6 month EURO	1.500	(19,316)	(132,630)
JPY	231,335	(a)	06/17/45	1.500	6 month JYOR	37,288	25,748
	$600	(a)	06/17/45	3 month LIBOR	3.250	(97,259)	(13,488)
	1,150	(a)	06/17/45	3.250	3 month LIBOR	152,507	59,758
GBP	1,715	(a)	06/17/45	6 month GBP	2.000	46,100	(53,607)
	TOTAL					$(1,981,974)	$524,491

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 7.500%, 10/28/27	$180	(1.000)%	06/20/19	0.727%	$(936)	$(1,143)
Barclays Bank PLC		250	(1.000)	03/20/19	0.692	(757)	(2,314)
Citibank NA		4,340	(1.000)	03/20/19	0.692	(28,700)	(24,626)
		9,330	(1.000)	06/20/19	0.727	(75,865)	(31,868)
JPMorgan Securities, Inc.		250	(1.000)	03/20/19	0.692	(700)	(2,372)
		330	(1.000)	06/20/19	0.727	(1,670)	(2,140)
Protection Sold:
Barclays Bank PLC	Markit CMBX Series 6	400	2.000%	05/11/63	1.786	3,482	2,269
TOTAL						$(105,146)	$(62,194)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 23	$14,200	1.000%	12/20/19	0.636%	$231,201	$8,376
CDX North America Investment Grade Index 24	500	1.000	06/20/20	0.632	9,100	166
TOTAL					$240,301	$8,542

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

						Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Termination Date	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	TRY	4,200,000		$1,839,725	10/08/19	9.740%	3 month LIBOR	$(363)	$(96,269)
		$1,555,556	TRY	3,780,000	02/10/20	3 month LIBOR	7.970%	30,962	103,503
		477,071		1,169,300	02/24/20	3 month LIBOR	8.310	1,407	31,378
Citibank NA		931,649		1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	114,749
		610,467		1,347,300	09/19/19	3 month LIBOR	8.960	4,803	60,318
Deutsche Bank AG	TRY	3,374,850		$1,506,865	12/05/16	8.080	3 month LIBOR	(3,135)	(191,012)
JPMorgan Securities, Inc.		$686,952	TRY	1,497,350	08/22/19	3 month LIBOR	8.650	1,902	82,496
Morgan Stanley & Co. International PLC		729,960		1,630,000	11/05/19	3 month LIBOR	8.540	621	87,814
	TRY	990,000		$394,421	03/03/20	8.930	3 month LIBOR	204	(9,666)
TOTAL								$33,364	$183,311

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	910	Notas do Tesouro Nacional Series B, 6.000%, 8/15/50	04/14/15	3 month LIBOR	$63	$(184,877)
		700	Notas do Tesouro Nacional Series B, 6.000%, 8/15/50	05/11/15	3 month LIBOR	—	(118,461)
		175	Notas do Tesouro Nacional Series B, 6.000%, 8/15/50	06/16/15	3 month LIBOR	1	(2,213)
Credit Suisse International (London)		$4,130	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(65,731)	(148)
JPMorgan Securities, Inc.		2,506	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	5,124	17,783
TOTAL						$(60,543)	$(287,916)

#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(c)	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Unrealized Gain (Loss)*
Merrill Lynch International Bank Ltd.	Dow Jones-UBS Brent Crude Subindex	$1,670	0.00%	10/07/15	$—
	Dow Jones-UBS Copper Subindex	2,955	0.00	10/07/15	—
	Dow Jones-UBS Corn Subindex	1,335	0.00	10/07/15	—
	Dow Jones-UBS Gold Subindex	1,148	0.00	10/07/15	—
	Dow Jones-UBS Natural Gas Subindex	829	0.00	10/07/15	—
	Dow Jones-UBS Natural Gas Subindex 3 Month Forward	1,300	0.00	10/07/15	—
	Dow Jones-UBS Platinum Subindex	4	0.00	10/07/15	(11)
	Dow Jones-UBS Wheat Subindex	869	0.00	10/07/15	—
	Dow Jones-UBS WTI Crude Oil Subindex	1,662	0.00	10/07/15	—
	Merrill Lynch Extra Palladium Excess Return Index	3	0.00	10/07/15	(14)
TOTAL					$(25)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

NON-DELIVERABLE BOND FORWARD CONTRACT*

				Market Value
Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG	COP 505,200	Titulos do Tesoreria, 10.000%, 7/24/24	04/10/15	$(26,460)	$26,687

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2015, the Fund had the following written options:

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Bank of America Securities LLC	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 4.108% versus the 3 month LIBOR maturing on May 5, 2015		$5,000	05/05/15	4.108%	$(5)
Citibank NA	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.200% versus the 3 month LIBOR maturing on August 8, 2016		2,700	08/10/18	3.200	(2,713)
	Call – OTC – 10 year Swap for the obligation to pay a fixed rate of 3.754% versus the 3 month LIBOR maturing on July 17, 2025		6,500	07/15/15	3.754	(200)
Citigroup Global Markets, Inc.	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.100% versus the 3 month LIBOR maturing on January 7, 2020		3,400	08/12/16	3.100	(4,087)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.550% versus the 3 month LIBOR maturing on January 7, 2020		3,400	09/06/16	3.550	(2,513)
Deutsche Bank AG	Put – OTC – 2 year Swap for the obligation to pay a fixed rate of 0.800% versus the 3 month LIBOR maturing on September 23, 2017		36,200	09/21/15	0.800	(41,062)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 4.305% versus the 3 month LIBOR maturing on April 7, 2015		4,300	04/01/15	4.305	—
JPMorgan Securities, Inc.	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month GBP maturing on May 26, 2016	GBP	15,900	05/26/15	2.000	(2)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.150% versus the 3 month GBP maturing on May 26, 2016		15,900	05/26/15	2.150	(2)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on January 7, 2020		$3,400	08/19/16	3.000	(4,904)
Morgan Stanley Capital Services, Inc.	Put – OTC – 2 year Swap for the obligation to pay a fixed rate of 2.190% versus the 3 month LIBOR maturing on February 20, 2020		18,500	02/17/16	2.190	(131,278)
	Put – OTC – 2 year Swap for the obligation to pay a fixed rate of 2.190% versus the 3 month LIBOR maturing on February 20, 2020		18,500	02/17/16	2.190	(140,054)
TOTAL (Premium Received $495,514)						$(326,820)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Morgan Stanley & Co. International PLC (Premium Received $43,819)	Put – 1 year Eurodollar Futures Strike Price 0.990%	514	06/15/15	0.990%	$(3,213)

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2015, the Fund had the following written options activity:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2014	946,760	$4,319,667
Contracts Written	295,400	610,144
Contracts Bought to Close	(771,900)	(3,829,763)
Contracts Expired	(336,560)	(604,534)
Contracts Outstanding March 31, 2015	133,700	$495,514

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding March 31, 2014	444	$103,703
Contracts Written	9,953	1,632,379
Contracts Bought to Close	(8,260)	(1,354,514)
Contracts Expired	(1,623)	(337,749)
Contracts Outstanding March 31, 2015	514	$43,819

WRITTEN CURRENCY OPTIONS CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2014	—	$—
Contracts Written	6,925	118,544
Contracts Bought to Close	(2,116)	(18,030)
Contracts Expired	(4,809)	(100,514)
Contracts Outstanding March 31, 2015	—	$—

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 33.8%
Senior Term Loans(a) – 9.9%
Building Materials – 0.2%
Hanson Building Products Ltd. (NR/NR)
$355,000	6.500%	02/18/22	$354,336

Consumer Cyclical Services – 2.0%
First Data Corp. (BB-/B1)
2,676,000	3.674	09/24/18	2,672,093
HD Supply, Inc. (B+/B1)
1,379,449	4.000	06/28/18	1,380,883

			4,052,976

Consumer Products – 0.0%
Anchor Hocking LLC (CCC/Caa1)
2,947	8.750	05/21/20	1,521

Diversified Manufacturing – 0.5%
Rexnord LLC (BB-/B2)
980,905	4.000	08/21/20	980,218

Finance – 0.9%
Flying Fortress, Inc. (BBB-/Ba1)
1,755,000	3.500	06/30/17	1,755,000

Food & Beverage – 0.5%
Rite Aid Corp. (B+/B2)
1,108,000	4.875	06/21/21	1,108,676

Health Care – Services – 0.6%
DaVita HealthCare Partners, Inc. (BB/Ba1)
1,149,909	3.500	06/24/21	1,151,484

Media – Non Cable – 1.4%
Cengage Learning Acquisitions, Inc. (B+/B2)
1,302,000	7.000	03/31/20	1,305,724
Univision Communications, Inc. (B+/B2)
1,453,945	4.000	03/01/20	1,450,572

			2,756,296

Packaging – 0.0%
Ardagh Holdings USA, Inc. (B+/Ba3)
1,027	4.000	12/17/19	939

Pharmaceuticals – 0.3%
Valeant Pharmaceuticals International, Inc. (NR/NR)
267,181	4.000	03/10/22	268,303
348,819	4.000	03/13/22	350,284

			618,587

Property/Casualty Insurance – 0.4%
Hyperion Insurance Group Ltd. (NR/NR)
875,000	5.500	10/17/19	871,719

Retailers – 2.5%
JC Penney Corp., Inc. (B/B2)
2,174,127	5.000	06/20/19	2,139,189
Kate Spade & Co. (B+/B2)
888,535	4.000	04/09/21	887,051
Lands End, Inc. (B+/B1)
1,632,445	4.250	04/04/21	1,554,904

Secured Debt Obligations – (continued)
Retailers – (continued)
Michaels Stores, Inc. (B+/Ba3)
$420,288	4.000%	01/28/20	$421,414

			5,002,558

Telecommunications – Wireless – 0.6%
Fairpoint Communications, Inc. (B/B2)
1,236,776	7.500	02/14/19	1,257,394

TOTAL SENIOR TERM LOANS
(Cost $19,895,144)			$19,911,704

Other Secured Debt Obligations – 23.9%
Automotive(b) – 4.4%
Chrysler Group LLC/CG Co-Issuer, Inc. (B/B1)
$5,442,000	8.000%	06/15/19	$5,707,298
Schaeffler Holding Finance BV (B/B1)(c)(d)
2,965,000	6.875	08/15/18	3,102,131

			8,809,429

Building Materials(b) – 2.5%
Builders FirstSource, Inc. (B/Caa1)(c)
2,112,000	7.625	06/01/21	2,143,680
HD Supply, Inc. (B+/B1)(c)
1,124,000	5.250	12/15/21	1,163,340
Headwaters, Inc. (BB-/B1)
1,649,000	7.625	04/01/19	1,717,763

			5,024,783

Chemicals(b) – 0.8%
Hexion US Finance Corp. (CCC+/B3)
1,741,000	6.625	04/15/20	1,593,015

Consumer Cyclical Services(b) – 2.9%
APX Group, Inc. (B/Ba3)
2,875,000	6.375	12/01/19	2,860,625
First Data Corp. (BB-/B1)(c)
1,709,000	7.375	06/15/19	1,783,769
Sabre, Inc. (B+/Ba3)(c)
1,183,000	8.500	05/15/19	1,265,810

			5,910,204

Entertainment(b)(c) – 1.3%
MU Finance PLC (NR/NR)
2,224,673	8.375	02/01/17	2,277,509
WMG Acquisition Corp. (B+/B1)
321,000	6.000	01/15/21	328,223

			2,605,732

Finance(c) – 1.1%
International Lease Finance Corp. (BBB-/Ba1)
847,000	7.125	09/01/18	956,051
TMX Finance LLC/TitleMax Finance Corp. (B/B3)(b)
1,726,000	8.500	09/15/18	1,242,720

			2,198,771

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Secured Debt Obligations – (continued)
	Gaming(b)(c) – 1.3%
	Cleopatra Finance Ltd. (BB+/Ba2)
	$554,000	5.625%	02/15/20	$541,535
	1,023,000	6.250	02/15/22	997,425
	1,086,000	6.500	02/15/25	1,047,990

				2,586,950

	Health Care – Services – 3.4%
	CHS/Community Health Systems, Inc. (BB/Ba2)(b)
	2,099,000	5.125	08/15/18	2,164,594
	HCA, Inc. (BBB-/Ba2)
	2,594,000	3.750	03/15/19	2,626,425
	Tenet Healthcare Corp. (B+/Ba2)
	1,848,000	6.250	11/01/18	2,002,770

				6,793,789

	Media – Cable(b)(c) – 4.3%
	Altice Financing SA (BB-/B1)
	2,540,000	7.875	12/15/19	2,698,750
	1,371,000	6.500	01/15/22	1,405,275
	Numericable Group SA (B+/Ba3)
	4,611,000	4.875	05/15/19	4,611,000

				8,715,025

	Retailers(b)(c) – 0.2%
	Michaels Stores, Inc. (CCC+/B3)
	343,000	5.875	12/15/20	353,290

	Tobacco(b) – 1.2%
	Vector Group Ltd. (B+/Ba3)
	2,183,000	7.750	02/15/21	2,313,980

	Transportation(b)(c) – 0.5%
	Jack Cooper Holdings Corp. (CCC+/B2)
	956,000	9.250	06/01/20	979,900

	TOTAL OTHER SECURED DEBT OBLIGATIONS
	(Cost $48,727,634)			$47,884,868

	TOTAL SECURED DEBT OBLIGATIONS
	(Cost $68,622,778)			$67,796,572

	Unsecured Debt Obligations – 53.0%
	Aerospace & Defense(c) – 3.3%
	Bombardier, Inc. (B+/B1)
	$5,173,000	5.500%	09/15/18	$5,160,067
	1,173,000	7.750	03/15/20	1,224,319
	214,000	7.500 (b)	03/15/25	211,325

				6,595,711

	Automotive(b) – 1.8%
	Dana Holding Corp. (BB+/B2)
	136,000	6.750	02/15/21	143,480
	1,167,000	5.375	09/15/21	1,216,598
	344,000	6.000	09/15/23	366,360

	Unsecured Debt Obligations – (continued)
	Automotive(b) – (continued)
	Lear Corp. (BB/Ba2)
	$1,785,000	5.250%	01/15/25	$1,820,700

				3,547,138

	Brokerage(b) – 0.9%
	E*Trade Financial Corp. (BB-/Ba2)
	588,000	5.375	11/15/22	620,340
	993,000	4.625	09/15/23	1,007,895
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (NR/B1)(c)
	255,000	7.500	04/15/21	246,713

				1,874,948

	Building Materials(b) – 0.9%
	Nortek, Inc. (B-/B3)
	1,678,000	8.500	04/15/21	1,795,460

	Chemicals(b) – 4.9%
	Chemtura Corp. (BB-/B1)
	1,254,000	5.750	07/15/21	1,271,242
	INEOS Group Holdings SA (B-/B3)(c)
	2,099,000	6.125	08/15/18	2,109,495
	Rayonier AM Products, Inc. (BB+/Ba3)(c)
	1,163,000	5.500	06/01/24	997,273
	Rockwood Specialties Group, Inc. (BBB-/Baa3)
	5,264,000	4.625	10/15/20	5,454,820

				9,832,830

	Consumer Cyclical Services – 0.5%
	The ADT Corp. (BB-/Ba2)
	892,000	4.125	04/15/19	908,725

	Energy – Exploration & Production(b) – 8.1%
	Bonanza Creek Energy, Inc. (B-/B3)
	1,304,000	6.750	04/15/21	1,268,140
	1,354,000	5.750	02/01/23	1,238,910
	Cimarex Energy Co. (BB+/Ba1)
	1,382,000	5.875	05/01/22	1,464,920
	CrownRock LP/CrownRock Finance, Inc. (B/Caa1)(c)
	288,000	7.750	02/15/23	290,160
	Diamondback Energy, Inc. (B-/B3)
	1,099,000	7.625	10/01/21	1,164,940
	Endeavor Energy Resources LP/EER Finance, Inc. (B/B3)(c)
	2,707,000	7.000	08/15/21	2,612,255
	Memorial Resource Development Corp. (B-/Caa1)(c)
	2,039,000	5.875	07/01/22	1,926,855
	Parsley Energy LLC/Parsley Finance Corp. (CCC+/Caa1)(c)
	1,496,000	7.500	02/15/22	1,510,960
	Seven Generations Energy Ltd. (CCC+/B3)(c)
	3,198,000	8.250	05/15/20	3,277,950
	Teine Energy Ltd. (CCC+/B3)(c)
	1,582,000	6.875	09/30/22	1,447,530
	Trilogy Energy Corp. (B-/NR)(c)
CA	D195,000	7.250	12/13/19	147,033

				16,349,653

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Entertainment(b) – 1.4%
Cinemark USA, Inc. (BB-/B2)
$1,158,000	5.125%	12/15/22	$1,175,370
Regal Entertainment Group (B-/B3)
1,305,000	5.750	03/15/22	1,331,100
WMG Acquisition Corp. (B/Caa1)(c)
320,000	6.750	04/15/22	303,200

			2,809,670

Environmental(b) – 0.3%
ADS Waste Holdings, Inc. (CCC+/Caa2)
500,000	8.250	10/01/20	520,000

Finance – 12.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (BB+/Ba2)(c)
1,013,000	2.750	05/15/17	1,006,669
Ally Financial, Inc. (BB+/B1)
1,282,000	4.750	09/10/18	1,320,460
2,638,000	3.750	11/18/19	2,611,620
Ally Financial, Inc. (BB+/NR)
1,071,000	4.125	03/30/20	1,066,984
Ally Financial, Inc. (BB+/B1)
1,802,000	7.500	09/15/20	2,110,592
CIT Group, Inc. (BB-/B1)
2,607,000	5.000	05/15/17	2,685,210
2,468,000	5.250	03/15/18	2,554,380
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (NR/NR)(b)(c)
2,580,000	6.875	02/15/19	2,360,700
Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(b)
1,240,000	6.500	08/01/18	1,243,100
Navient Corp. (BB/Ba3)
1,355,000	8.450	06/15/18	1,512,519
2,402,000	5.500	01/15/19	2,450,040
922,000	8.000	03/25/20	1,025,725
Navient Corp. (BB/NR)
2,424,000	5.875	03/25/21	2,405,820
Springleaf Finance Corp. (B/B2)
869,000	5.250	12/15/19	858,137

			25,211,956

Food & Drug Retailers(b) – 1.7%
Rite Aid Corp. (CCC+/B3)
3,263,000	6.750	06/15/21	3,471,016

Gaming(b) – 0.5%
GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
1,075,000	4.875	11/01/20	1,107,250

Health Care – Services – 3.1%
DaVita HealthCare Partners, Inc. (B+/B1)(b)
331,000	5.750	08/15/22	351,688
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(c)
795,000	5.625	07/31/19	862,575
1,651,000	4.125 (b)	10/15/20	1,681,956
Lifepoint Hospitals, Inc. (BB-/Ba2)(b)
3,113,000	5.500	12/01/21	3,260,867

			6,157,086

Unsecured Debt Obligations – (continued)
Media – Non Cable(b) – 3.3%
Lamar Media Corp. (BB-/Ba2)
$2,930,000	5.375%	01/15/24	$3,061,850
Nexstar Broadcasting, Inc. (B+/B3)
3,303,000	6.875	11/15/20	3,468,150

			6,530,000

Natural Gas(b)(c) – 0.1%
Sanjel Corp. (NR/NR)
400,000	7.500	06/19/19	264,000

Packaging(b) – 3.2%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(c)
4,038,000	5.625	12/15/16	4,053,142
1,431,000	6.000	06/15/17	1,434,578
Graphic Packaging International, Inc. (BB+/Ba2)
966,000	4.750	04/15/21	1,002,225

			6,489,945

Pharmaceuticals(b)(c) – 3.4%
Valeant Pharmaceuticals International, Inc. (B/B1)
4,638,000	6.750	08/15/18	4,887,293
VRX Escrow Corp. (B/B1)
1,959,000	5.375	03/15/20	1,976,141

			6,863,434

Real Estate Investment Trust(b) – 0.6%
istar Financial, Inc. (B+/B2)
1,137,000	4.000	11/01/17	1,125,630

Retailers(b) – 0.5%
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. (CCC+/B3)(c)(d)
666,000	7.500	08/01/18	679,320
Rent-A-Center, Inc. (B+/B1)
378,000	6.625	11/15/20	357,210

			1,036,530

Telecommunications – Wireless – 1.9%
Sprint Communications, Inc. (B+/B2)
1,519,000	8.375	08/15/17	1,651,912
Sprint Communications, Inc. (BB/Ba2)(c)
763,000	9.000	11/15/18	875,543
T-Mobile USA, Inc. (BB/Ba3)(b)
1,252,000	6.625	11/15/20	1,306,775

			3,834,230

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $107,086,233)			$106,325,212

Shares	Description	Value
Common Stocks(e)(f)(g)(h) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
310,336	Lone Pine Resources CDA Ltd.
	(Cost $1,418,162)	$59,152

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Shares	Rate	Value

Preferred Stock(e)(f)(h) – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Lone Pine Resources CDA Ltd.
1,194,849	10.375%	$1,587,835
(Cost $1,528,270)

Shares	Description	Value

Investment Company(f) – 5.6%
11,250,687	Goldman Sachs Financial Square Government Fund – FST Shares
	(Cost $11,250,687)	$11,250,687

TOTAL INVESTMENTS – 93.2%
(Cost $189,906,130)		$187,019,458

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.8%		13,594,715

NET ASSETS – 100.0%		$200,614,173

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on March 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $68,445,450, which represents approximately 34.1% of net assets as of March 31, 2015.

(d)	Pay-in-kind securities.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $1,646,987, which represents approximately 0.8% of net assets as of March 31, 2015.

Restricted Security	Acquisition Date	Cost
Lone Pine Resources CDA Ltd.	1/31/2014	$1,418,162
(Common Stock)
Lone Pine Resources CDA Ltd.	1/31/2014	1,528,270
(Preferred Stock)

(f)	Represents an Affiliated Issuer/Fund.
(g)	In addition the Fund holds 1,505,185 shares of voting securities in an affiliated entity with zero cost and zero value.
(h)	Security is currently in default and/or non-income producing.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	USD/CAD	05/26/15	$473,368	$55,476
	USD/EUR	04/21/15	17,693,017	3,414,802
TOTAL				$3,470,278

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	EUR/USD	04/21/15	$12,368,978	$(1,894,185)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$15,298	03/18/18	3 month LIBOR	1.500%	$(30,577)	$(150,265)
23,375	03/18/20	3 month LIBOR	2.250	(400,804)	(431,145)
430	03/18/22	3 month LIBOR	2.500	(13,205)	(7,400)
2,150(a)	06/17/22	2.500%	3 month LIBOR	90,580	138
TOTAL				$(354,006)	$(588,672)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 24	$62,500	(5.000)%	06/20/20	3.425%	$(4,169,846)	$(391,291)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Consolidated Schedule of Investments

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2015, the Fixed Income Macro Strategies Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$5,200,000	$5,200,020	$5,316,124

REPURCHASE AGREEMENTS — At March 31, 2015, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.130%	$2,435,414
Citigroup Global Markets, Inc.	0.150	1,571,234
Merrill Lynch & Co., Inc.	0.150	1,193,352
TOTAL		$5,200,000

At March 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Banks	0.250% to 2.350%	01/22/16 to 08/08/22
Federal Home Loan Mortgage Corp.	0.000 to 8.500	05/15/15 to 03/01/45
Federal National Mortgage Association	2.500 to 5.000	11/01/20 to 03/01/45
Government National Mortgage Association	3.000 to 6.000	07/15/27 to 03/20/45
U.S. Treasury Note	2.375	08/15/24

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Assets and Liabilities

March 31, 2015

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Assets:
Investments of unaffiliated issuers, at value (cost $56,962,750 and $175,709,011, respectively)	$55,584,409	$174,121,784
Investments of affiliated issuers, at value (cost $0 and $14,197,119, respectively)	—	12,897,674
Cash	14,871,538	1,031,677
Foreign currencies, at value (cost $910,360 and $6,855,271, respectively)	929,888	5,798,906
Unrealized gain on swap contracts	1,514,768	—
Unrealized gain on forward foreign currency exchange contracts	1,597,915	3,470,278
Unrealized gain on non-deliverable bond forwards contracts	26,687	—
Variation margin on certain derivative contracts	19,964	354,912
Receivables:
Investments sold	6,303,848	4,039,798
Collateral on certain derivative contracts(b)	4,069,462	2,842,415
Interest	341,869	2,378,185
Due from broker — upfront payment	282,117	—
Reimbursement from investment adviser	151,558	207,093
Fund shares sold	69,189	725,167
Upfront payments made on swap contracts	48,569	—
Investments sold on an extended — settlement basis	46,708	7,389,255
Due from broker	12,288	—
Other assets	5,917	—
Total assets	85,876,694	215,257,144

Liabilities:
Unrealized loss on swap contracts	2,359,905	—
Unrealized loss on forward foreign currency exchange contracts	1,002,695	1,894,185
Written option contracts, at value (premium received $539,333 and $0, respectively)	330,033	—
Variation margin on certain derivative contracts	215,553	—
Payables:
Investments purchased on an extended — settlement basis	1,006,445	7,399,627
Fund shares redeemed	692,587	663,566
Collateral on certain derivative contracts	510,000	1,210,000
Upfront payments received on swap contracts	180,894	—
Management fees	78,318	169,516
Upfront payments received on non-deliverable bond forward contracts	26,460	—
Distribution and Service fees and Transfer Agent fees	3,279	2,967
Investments purchased	—	2,480,516
Due to broker	2,445	—
Income distributions	—	43,594
Due to broker — upfront payment	—	419,304
Accrued expenses and other liabilities	361,674	359,696
Total liabilities	6,770,288	14,642,971

Net Assets:
Paid-in capital	87,928,028	214,208,374
Undistributed (distributions in excess of) net investment income	(913,816)	1,224,807
Accumulated net realized loss	(6,984,968)	(11,471,976)
Net unrealized loss	(922,838)	(3,347,032)
NET ASSETS	$79,106,406	$200,614,173
Net Assets:
Class A	$2,561,947	$6,942,909
Class C	347,127	1,016,097
Institutional	72,251,328	190,147,957
Class IR	3,923,375	2,475,038
Class R	22,629	32,172
Total Net Assets	$79,106,406	$200,614,173
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	283,728	709,365
Class C	38,407	103,834
Institutional	7,981,393	19,441,498
Class IR	434,586	252,902
Class R	2,504	3,288
Net asset value, offering and redemption price per share:(c)
Class A	$9.03	$9.79
Class C	9.04	9.79
Institutional	9.05	9.78
Class IR	9.03	9.79
Class R	9.04	9.78

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Fund, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and swaps transactions of $350,625 and $3,718,837, respectively for Fixed Income Macro Strategies Fund and $0 and $2,842,415, respectively for Long Short Credit Strategies Fund.
(c)	Maximum public offering price for Class A Shares of the Fixed Income Macro Strategies Fund and the Long Short Credit Strategies Fund is $9.38 and $10.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2015

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Investment income:
Interest (net of foreign withholding taxes of $3,240 and $0, respectively)	$1,272,717	$12,503,085
Dividends — unaffiliated issuers	—	263,786
Dividends — affiliated issuers	—	265
Total investment income	1,272,717	12,767,136

Expenses:
Management fees	1,578,583	2,637,657
Custody, accounting and administrative services	606,255	112,200
Professional fees	205,326	204,925
Amortization of offering costs	210,472	—
Registration fees	65,154	6,342
Transfer Agent fees(b)	45,636	110,680
Printing and mailing costs	26,725	143,840
Trustee fees	25,965	26,310
Prime Broker Fees	14,760	—
Distribution and Service fees(b)	2,714	15,670
Shareholder meeting expense	—	144,153
Other	13,505	156,442
Total expenses	2,795,095	3,558,219
Less — expense reductions	(1,786,567)	(195,822)
Net expenses	1,008,528	3,362,397
NET INVESTMENT INCOME	264,189	9,404,739

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(1,845,700)	(6,516,723)
Futures contracts	(1,342,452)	—
Written options	492,504	—
Swap contracts	(9,451,680)	(4,293,183)
Non-deliverable bond forward contracts	271,849	—
Forward foreign currency exchange contracts	5,574,208	1,202,999
Foreign currency transactions	(658,405)	(2,111,914)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(476,719)	(5,806,797)
Investments — affiliated issuers	—	(1,300,626)
Futures contracts	(220,961)	—
Non-deliverable bond forward contracts	(227,598)	—
Written options	(1,708,134)	—
Swap contracts	207,194	(801,897)
Forward foreign currency exchange contracts	675,562	1,938,634
Foreign currency translation	1,900	(1,060,356)
Net realized and unrealized loss	(8,708,432)	(18,749,863)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,444,243)	$(9,345,124)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Fund, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees						Transfer Agent Fees
Fund	Class A		Class C		Class R		Class A		Class C		Institutional	Class IR		Class R
Fixed Income Macro Strategies(a)	$2,155		$440		$119		$1,121		$56		$40,522	$3,906		$31
Long Short Credit Strategies	10,235	(c)	5,312	(c)	123	(c)	5,322	(c)	691	(c)	103,207	1,428	(c)	32	(c)

(c)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Fixed Income Macro Strategies Fund
	For the Fiscal Year Ended March 31, 2015	For the Period Ended March 31, 2014(b)
From operations:
Net investment income	$264,189	$25,399
Net realized loss	(6,959,676)	(3,149,063)
Net change in unrealized gain (loss)	(1,748,756)	825,918
Net decrease in net assets resulting from operations	(8,444,243)	(2,297,746)

Distributions to shareholders:
Return of capital
Class A Shares	(1,883)	(11)
Class C Shares	(129)	(1)
Institutional Shares	(235,132)	(150,616)
Class IR Shares	(7,529)	(73)
Class R Shares	(27)	(13)
Total distributions to shareholders	(244,700)	(150,714)

From share transactions:
Proceeds from sales of shares	46,038,444	110,701,375
Reinvestment of distributions	244,700	150,709
Cost of shares redeemed	(58,333,014)	(8,558,405)
Net increase (decrease) in net assets resulting from share transactions	(12,049,870)	102,293,679
TOTAL INCREASE (DECREASE)	(20,738,813)	99,845,219

Net assets:
Beginning of period	99,845,219	—
End of period	$79,106,406	$99,845,219
Distributions in excess of net investment income	$(913,816)	$(565,355)

(a)	Statement of Changes for the Fixed Income Macro Strategies Fund is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Fund, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on December 16, 2013.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Changes in Net Assets

	Long Short Credit Strategies Fund
	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$9,404,739	$17,219,674
Net realized gain (loss)	(11,718,821)	8,306,422
Net change in unrealized loss	(7,031,042)	(4,885,857)
Net increase (decrease) in net assets resulting from operations	(9,345,124)	20,640,239

Distributions to shareholders:
From net investment income
Class A Shares(a)	(163,398)	—
Class C Shares(a)	(17,863)	—
Institutional Shares	(8,388,981)	(17,045,574)
Class IR Shares(a)	(51,240)	—
Class R Shares(a)	(793)	—
From net realized gains
Class A Shares(a)	(68,289)	—
Class C Shares(a)	(9,420)	—
Institutional Shares	(2,124,980)	(16,467,834)
Class IR Shares(a)	(20,691)	—
Class R Shares(a)	(218)	—
Total distributions to shareholders	(10,845,873)	(33,513,408)

From share transactions:
Proceeds from sales of shares	127,337,683	65,521,242
Reinvestment of distributions	10,197,816	137,439
Cost of shares redeemed	(252,151,116)	(224,360,906)
Net decrease in net assets resulting from share transactions	(114,615,617)	(158,702,225)
TOTAL DECREASE	(134,806,614)	(171,575,394)

Net assets:
Beginning of year	335,420,787	506,996,181
End of year	$200,614,173	$335,420,787
Undistributed net investment income	$1,224,807	$1,029,748

(a)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized loss	Total from investment operations	Distributions to shareholders from capital
FOR THE FISCAL YEAR ENDED MARCH 31,
2015 - A	$9.82	$0.03	$(0.81)	$(0.78)	$(0.01)
2015 - C	9.82	0.05	(0.82)	(0.77)	(0.01)
2015 - Institutional	9.84	0.02	(0.79)	(0.77)	(0.02)
2015 - IR	9.81	0.02	(0.78)	(0.76)	(0.02)
2015 - R	9.82	0.01	(0.78)	(0.77)	(0.01)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	(0.01)
2014 - C (Commenced December 16, 2013)	10.00	(0.02)	(0.16)	(0.18)	— (e)
2014 - Institutional (Commenced December 16, 2013)	10.00	— (e)	(0.14)	(0.14)	(0.02)
2014 - IR (Commenced December 16, 2013)	10.00	— (e)	(0.17)	(0.17)	(0.02)
2014 - R (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.03	(8.00)%	$2,562	0.19%		3.06%		0.36%		487%
9.04	(7.97)	347	0.88		4.10		0.60		487
9.05	(7.89)	72,251	0.97		2.65		0.25		487
9.03	(7.85)	3,923	0.72		2.80		0.20		487
9.04	(7.93)	23	1.01		3.25		0.11		487

9.82	(1.60)	19	1.79	(d)	3.34	(d)	(0.29	)(d)	90
9.82	(1.69)	10	2.19	(d)	4.16	(d)	(0.67	)(d)	90
9.84	(1.32)	99,736	1.45	(d)	2.72	(d)	0.11	(d)	90
9.81	(1.64)	56	1.55	(d)	2.90	(d)	(0.01	)(d)	90
9.82	(1.65)	25	2.01	(d)	3.66	(d)	(0.47	)(d)	90

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A (Commenced April 30, 2014)	$10.52	$0.31	$(0.65)	$(0.34)	$(0.30)	$(0.09)	$(0.39)
2015 - C (Commenced April 30, 2014)	10.52	0.24	(0.66)	(0.42)	(0.22)	(0.09)	(0.31)
2015 - Institutional	10.51	0.37	(0.66)	(0.29)	(0.35)	(0.09)	(0.44)
2015 - IR (Commenced April 30, 2014)	10.52	0.33	(0.65)	(0.32)	(0.32)	(0.09)	(0.41)
2015 - R (Commenced April 30, 2014)	10.52	0.28	(0.65)	(0.37)	(0.28)	(0.09)	(0.37)
2014 - Institutional/Common Shares	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)
2013 - Common Shares	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)
2012 - Common Shares	10.70	0.51	0.17	0.68	(0.51)	(0.29)	(0.80)
2011 - Common Shares	10.75	0.56	0.26	0.82	(0.56)	(0.31)	(0.87)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.79	(3.28)%	$6,943	1.57	%(d)	1.62	%(d)	3.35	%(d)	164%
9.79	(3.95)	1,016	2.30	(d)	2.38	(d)	2.61	(d)	164
9.78	(2.77)	190,148	1.27		1.35		3.57		164
9.79	(3.05)	2,475	1.30	(d)	1.40	(d)	3.60	(d)	164
9.78	(3.57)	32	1.84	(d)	1.93	(d)	2.98	(d)	164
10.51	4.61	335,421	1.49		1.51		3.67		207
10.80	8.74	506,996	1.47		1.47		4.23		204
10.58	6.69	533,499	1.48		1.48		4.81		215
10.70	7.94	531,797	1.50		1.50		5.23		204

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Fixed Income Macro Strategies Fund and the Goldman Sachs Long Short Credit Strategies Fund (the “Funds”). The Funds are non-diversified portfolios and currently offer five classes of shares: Class A, Class C, Institutional, Class IR and Class R. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the ‘‘Reorganization Agreement’’) approved by the Trust’s Board of Trustees and shareholders of the Goldman Sachs Credit Strategies Fund (the ‘‘Predecessor Fund’’), all of the assets and liabilities of the Predecessor Fund were transferred to the Goldman Sachs Long Short Credit Strategies Fund as of the close of business on March 21, 2014 (the “Reorganization”). GSAM agreed to reimburse the Fund for 50% of the expenses related to the Reorganization. As part of the reorganization, holders of common shares (the “Shares”) of the Predecessor Fund received Institutional Shares of the Goldman Sachs Long Short Credit Strategies Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through March 21, 2014. Prior to the Reorganization, the Predecessor Fund operated as an “interval fund” which made quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Fixed Income Macro Strategies Fund — The Goldman Sachs Cayman Commodity – FIMS Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of March 31, 2015, the Fund’s net assets were $79,106,406, of which, $16,224,600, or 21%, represented the Subsidiary’s net assets. As of May 1, 2015, the Goldman Sachs Cayman Commodity – FIMS Fund, Ltd. was renamed Cayman Commodity-FIMS, Ltd.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fixed Income Macro Strategies Fund were being amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fixed income Macro Strategies Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions,

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Reverse Repurchase Agreements — The Fixed Income Macro Strategies Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund is required to deliver securities as collateral to the counterparty that exceeds the value of the reverse repurchase agreement. Reverse repurchase agreements may be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Fund to borrow for investment (leveraging) purposes.

Similar to an MRA, a reverse repurchase agreement governs transactions between the Fund and select counterparties. These agreements also contain provisions for, among other things, initiation, income payments, events of default and maintenance of securities for reverse repurchase agreements. These agreements also permit offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2015:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$2,385,030	$5,770,259	$—
Structured Note	—	112,798	—
Mortgage-Backed Obligations	—	4,296,768	—
Asset-Backed Securities	—	6,750,679	—
Municipal Debt Obligations	—	2,638,501	—
Corporate Obligations	—	3,089,305	—
U.S. Treasury Obligations	24,041,850	—	—
Short-term Investments	—	5,200,000	—
Total	$26,426,880	$27,858,310	$—

Derivative Type
Assets
Options Purchased	$—	$1,299,219	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,597,915	—
Futures Contracts(a)	44,303	—	—
Interest Rate Swap Contracts(a)	—	3,385,023	—
Credit Default Swap Contracts(a)	—	10,811	—
Cross Currency Swap Contracts(a)	—	480,258	—
Total Return Swap Contracts(a)	—	17,783	—
Non-Deliverable Bond Forward Contracts(a)		26,687
Total	$44,303	$6,817,696	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,002,695)	$—
Futures Contracts(a)	(109,711)	—	—
Interest Rate Swap Contracts(a)	—	(3,538,845)	—
Credit Default Swap Contracts(a)	—	(64,463)	—
Cross Currency Swap Contracts(a)	—	(296,947)	—
Total Return Swap Contracts(a)	—	(305,724)	—
Written Options Contracts	—	(330,033)	—
Total	$(109,711)	$(5,538,707)	$—

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$19,911,704	$—
Secured Debt Obligations	—	47,884,868	—
Unsecured Debt Obligations	—	106,325,212	—
Common Stock
North America	—	—	59,152
Preferred Stock
North America	—	—	1,587,835
Investment Company	11,250,687	—	—
Total	$11,250,687	$174,121,784	$1,646,987

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,470,278	$—
Interest Rate Swap Contracts	—	138	—
Total	$—	$3,470,416	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,894,185)	$—
Interest Rate Swap Contracts	—	(588,810)	—
Credit Default Swap Contracts	—	(391,291)	—
Total	$—	$(2,874,286)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fixed Income Macro Strategies
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Receivable for unrealized gain on non-deliverable bond forward contracts; Investments, at value	$4,732,351	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(4,234,573)	(a)(b)
Commodity	—			Payable for unrealized loss on swap contracts	(25)	(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	10,811	(a)	Payable for unrealized loss on swap contracts	(64,463)	(b)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	2,118,837		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(1,299,642)	(b)
Equity	—	—		Variation margin on certain derivative contracts	(49,715)	(a)
Total		$6,861,999			$(5,648,418)

Long Short Credit Strategies
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on certain derivative contracts	$138	(a)	Variation margin on certain derivative contracts	$(588,810)	(a)
Credit	—	—		Variation margin on certain derivative contracts	(391,291)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,470,278		Payable for unrealized loss on forward foreign currency exchange contracts	(1,894,185)
Total		$3,470,416			$(2,874,286)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $2,359,905 for Fixed Income Macro Strategies Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fixed Income Macro Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options	$(12,254,526)	$(574,678)	1,105
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,213,199	113	29
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	91,544	(71,075)	39
Currency	Net realized gain (loss) from investments, swap contracts, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, swap contracts and forward foreign currency exchange contracts	5,898,673	825,720	461
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,468,836)	52,683	110
Total		$(5,519,946)	$232,763	1,744

Long Short Credit Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	$(1,204,523)	$(694,458)	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,088,660)	(107,439)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts / Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,202,999	1,938,634	3
Total		$(3,090,184)	$1,136,737	8

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2015:

Fixed Income Macro Strategies
	Derivative Assets(1)					Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Options Written	Total
Bank of America Securities LLC	$5	$409,374	$—		$409,379	$(769,380)	$—	$(5)	$(769,385)	$(360,006)	$140,000	$(220,006)
Barclays Bank PLC	—	11,574	—		11,574	(140,584)	—	—	(140,584)	(129,010)	—	(129,010)
Citibank NA	712	381,954	1,597,915		1,980,581	(121,593)	(1,002,695)	(2,913)	(1,127,201)	853,380	—	853,380
Citigroup Global Markets, Inc.	—	—	—		—	—	—	(6,600)	(6,600)	(6,600)	—	(6,600)
Credit Suisse International (London)	—	3,331	—		3,331	(81,903)	—	—	(81,903)	(78,572)	—	(78,572)
Deutsche Bank AG	1,013,154	334,599	26,687	*	1,374,440	(781,783)	—	(41,062)	(822,845)	551,595	(500,000)	51,595
JPMorgan Securities, Inc.	1,946	129,364	—		131,310	(426,082)	—	(4,908)	(430,990)	(299,680)	299,680	—
Merrill Lynch International Bank Ltd.	—	—	—		—	(25)	—	—	(25)	(25)	25	—
Morgan Stanley & Co. International PLC	3,212	244,572	—		247,784	(38,555)	—	(3,213)	(41,768)	206,016	—	206,016
Morgan Stanley Capital Services, Inc.	280,190	—	—		280,190	—	—	(271,332)	(271,332)	8,858	(8,858)	—
Total	$1,299,219	$1,514,768	$1,624,602		$4,438,589	$(2,359,905)	$(1,002,695)	$(330,033)	$(3,692,633)	$745,956	$(69,153)	$676,803

Long Short Credit Strategies
	Derivative Assets(1)					Derivative Liabilities(1)
Counterparty			Forward Currency Contracts		Total		Forward Currency Contracts		Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Citibank NA			$3,470,278		$3,470,278		$(1,894,185)		$(1,894,185)	$1,576,093	$(1,210,000)	$366,093
*	Represents Non-Deliverable Bond Forward Contracts assets.
(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Fixed Income Macro Strategies	1.50%	1.50%	1.35%	1.28%	1.26%	1.50%	0.88	%(a)*
Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	1.00

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any, and any additional voluntary management fee waivers, if applicable.
*	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate of 1.35% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2015. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Long Short Credit Strategies Fund invests in the FST Shares of the Goldman Sachs Financial Square Government Fund. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the fiscal year ended March 31, 2015, GSAM waived $5,429 of this underlying fund’s management fee for Long Short Credit Strategies Fund.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended March 31, 2015 GSAM waived $204,569 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2015, Goldman Sachs advised that it retained $0 and $13,030 in front end sales charges for the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds, respectively, and it did not retain any contingent deferred sales charges for either fund.

For the fiscal year ended March 31, 2015, Goldman Sachs waived 100% of the distribution and service fees attributable to Class A Shares, Class C Shares, and Class R Shares of the Fixed Income Macro Strategies Fund and a portion of the distribution and service fees equal to 0.006% of the average daily net assets attributable to Class A Shares, 0.013% of the average daily net assets attributable to Class C Shares, and 0.006% of the average daily net assets attributable to Class R Shares of the Long Short Credit Strategies Fund.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

For the fiscal year ended March 31, 2015, Goldman Sachs waived 100% of the transfer agency fees attributable to Class A Shares, Class C Shares, Class IR Shares, Class R Shares and Institutional Shares of the Fixed Income Macro Strategies Fund, and a portion of the transfer agency fees equal to 0.002% of the average daily net assets attributable to Institutional Shares and 0.008% of the average daily net assets attributable to Class IR Shares of the Long Short Credit Strategies Fund.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses), to the extent such expenses exceed, on an annual basis, 0.064% and 0.204% of the average daily net assets for the Fixed Income Macro Strategies and Long Short Credit Strategies Funds, respectively. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense limitations will remain in place through at least July 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agent Fee Waiver	Distribution Fee Waiver	Other Fee Reimbursements	Total
Fixed Income Macro Strategies	$654,311	$45,636	$2,714	$1,041,986	$1,744,647
Long Short Credit Strategies	5,429	6,534	348	183,511	195,822

F.  Line of Credit Facility — As of March 31, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2015, the Funds did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

G.  Other Transactions with Affiliates — At March 31, 2015, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 5% or more of the following outstanding shares of the Funds:

Fund	Institutional	Class R
Fixed Income Macro Strategies	29%	100%
Long Short Credit Strategies	—	75

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate of the Long Short Credit Strategies Fund as of and for the fiscal year ended March 31, 2015:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Lone Pine Resources CDA, Ltd. — Common Stocks	310,336	—	—	310,336	$59,152
Lone Pine Resources CDA, Ltd. — Preferred Stocks	1,194,849	—	—	1,194,849	1,587,835

The table below shows the transactions in and earnings from investments in affiliated fund(s) for the fiscal year ended March 31, 2015:

Underlying Fund	Market Value March 31, 2014	Purchases at Cost	Proceeds from Sales	Market Value March 31, 2015	Dividend Income
Goldman Sachs Financial Square Government Fund	$—	$66,941,622	$(55,690,935)	$11,250,687	$265

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchased (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Fixed Income Macro Strategies	$110,110,666	$85,216,458	$101,821,362	$87,051,032
Long Short Credit Strategies	—	379,643,468	—	452,958,813

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Distribution paid from:
Ordinary income	$—	$10,845,873
Tax return of capital	$244,700	$—

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Distribution paid from:
Ordinary income	$—	$31,067,369
Net long-term capital gains	—	2,446,039
Total taxable distributions	$—	$33,513,408
Tax return of capital	$150,714	$—

As of March 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Undistributed ordinary income — net	$—	$3,126,407
Total undistributed earnings	$—	$3,126,407
Capital loss carryforwards:
Perpetual Short-Term	$(2,097,898)	$(1,252,964)
Perpetual Long-Term	(1,335,024)	(123,149)
Total capital loss carryforwards	$(3,432,922)	$(1,376,113)
Timing differences (Post October Loss Deferral, Dividend Payable and Straddle Loss Deferral)	$(3,706,932)	$(10,721,283)
Unrealized losses — net	(1,681,768)	(4,623,212)
Total accumulated earnings (losses) net	$(8,821,622)	$(13,594,201)

As of March 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Tax Cost	$57,257,547	$189,324,305
Gross unrealized gain	686,930	1,604,223
Gross unrealized loss	(2,360,068)	(3,909,070)
Net unrealized losses on securities	$(1,673,138)	$(2,304,847)
Net unrealized losses on other investments	(8,630)	(2,318,365)
Net unrealized losses	$(1,681,768)	$(4,623,212)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and options contracts, and differences in the tax treatment of underlying fund investments and swap transactions.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from net operating losses, certain non-deductible expenses, differences in the tax treatment of swap transactions, foreign currency transactions, underlying fund investments and the recognition of income and gains/losses of certain bonds and consent fees.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Fixed Income Macro Strategies	$380,823	$231,827	$(612,650)
Long Short Credit Strategies	—	587,405	(587,405)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

8. OTHER RISKS (continued)

portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Fixed Income Macro Strategies Fund

	For the Fiscal Year Ended March 31, 2015		For the Period Ended March 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	336,237	$3,087,797	1,992	$19,799
Reinvestment of distributions	208	1,883	1	10
Shares redeemed	(54,613)	(494,518)	(97)	(957)
	281,832	2,595,162	1,896	18,852
Class C Shares
Shares sold	39,295	356,698	1,002	10,015
Reinvestment of distributions	14	129	—	—
Shares redeemed	(1,902)	(17,269)	(2)	(15)
	37,407	339,558	1,000	10,000
Institutional Shares
Shares sold	3,814,149	37,384,501	10,984,792	110,589,681
Reinvestment of distributions	25,207	235,132	15,253	150,616
Shares redeemed	(5,991,769)	(56,745,429)	(866,239)	(8,557,408)
	(2,152,413)	(19,125,796)	10,133,806	102,182,889
Class IR Shares
Shares sold	543,071	5,209,448	5,677	56,865
Reinvestment of distributions	817	7,529	7	71
Shares redeemed	(114,985)	(1,075,798)	(1)	(10)
	428,903	4,141,179	5,683	56,926
Class R Shares
Shares sold	—	—	2,502	25,015
Reinvestment of distributions	3	27	1	12
Shares redeemed	—	—	(2)	(15)
	3	27	2,501	25,012
NET INCREASE (DECREASE)	(1,404,268)	$(12,049,870)	10,144,886	$102,293,679

(a)	Commenced operations on December 16, 2013.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Long Short Credit Strategies Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	1,384,039	$14,242,762	—	$—
Reinvestment of distributions	23,611	231,696	—	—
Shares redeemed	(698,285)	(7,048,423)	—	—
	709,365	7,426,035	—	—
Class C Shares(a)
Shares sold	106,163	1,096,805	—	—
Reinvestment of distributions	2,789	27,283	—	—
Shares redeemed	(5,118)	(50,095)	—	—
	103,834	1,073,993	—	—
Institutional Shares
Shares sold	10,597,097	109,192,487	50,093,635	526,364,360
Reinvestment of distributions	985,024	9,865,895	12,970	137,439
Shares redeemed	(24,047,921)	(244,786,078)	(65,155,546)	(685,204,024)
	(12,465,800)	(125,727,696)	(15,048,941)	(158,702,225)
Class IR Shares(a)
Shares sold	271,680	2,772,337	—	—
Reinvestment of distributions	7,346	71,932	—	—
Shares redeemed	(26,124)	(266,143)	—	—
	252,902	2,578,126	—	—
Class R Shares(a)
Shares sold	3,224	33,292	—	—
Reinvestment of distributions	102	1,010	—	—
Shares redeemed	(38)	(377)	—	—
	3,288	33,925	—	—
NET DECREASE	(11,396,411)	$(114,615,617)	(15,048,941)	$(158,702,225)

(a)	Commenced operations on April 30, 2014.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fixed Income Alternatives Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Fixed Income Macro Strategies Fund and Goldman Sachs Long Short Credit Strategies Fund (collectively the “Funds”), portfolios of the Goldman Sachs Trust, at March 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs Fixed Income Macro Strategies Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2015

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Fund Expenses — Six Month Period Ended March 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fixed Income Macro Strategies Fund				Long Short Credit Strategies Fund
Share Class	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*
Class A
Actual	$1,000.00	$919.90		$0.81	$1,000.00	$975.70		$7.73
Hypothetical 5% return	1,000.00	1,024.08	+	0.86	1,000.00	1,017.10	+	7.90
Class C
Actual	1,000.00	920.20		3.93	1,000.00	972.10		11.36
Hypothetical 5% return	1,000.00	1,020.84	+	4.13	1,000.00	1,013.41	+	11.60
Institutional
Actual	1,000.00	921.70		2.40	1,000.00	976.40		6.11
Hypothetical 5% return	1,000.00	1,022.44	+	2.52	1,000.00	1,018.75	+	6.24
Class IR
Actual	1,000.00	921.30		1.87	1,000.00	975.90		6.40
Hypothetical 5% return	1,000.00	1,022.99	+	1.97	1,000.00	1,018.45	+	6.54
Class R
Actual	1,000.00	920.60		2.97	1,000.00	973.50		8.91
Hypothetical 5% return	1,000.00	1,021.84	+	3.13	1,000.00	1,015.91	+	9.10

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	0.17%	0.82%	0.50%	0.39%	0.62%
Long Short Credit Strategies	1.57	2.31	1.24	1.30	1.81

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	108	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	None
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	108	None

Interested Trustees*

James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2015, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of six portfolios (two of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of March 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Fixed Income Alternatives Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2015, 2.87% of the dividends paid from net investment company taxable income by the Long Short Credit Strategies Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2015, 3.82% of the dividends paid from net investment company taxable income by the Long Short Credit Strategies Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the Long Short Credit Strategies Fund designates $2,223,284 as short-term capital gain dividends paid during the fiscal year ended March 31, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	Municipal and Tax-Free
■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund
■	Global Managed Beta Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund will be renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our web site at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of March 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 161325.MF.MED.TMPL/5/2015 FIALTAR-15 / 1.6K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2015